2012 Annual Report

RiverSource®
Signature Variable Universal Life Insurance

S-6482 V (4/13)	Issued by: RiverSource Life Insurance Company

This page left blank intentionally

Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS OF
RIVERSOURCE LIFE INSURANCE COMPANY
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Life Account (the Account) sponsored by RiverSource Life Insurance Company, referred to in Note 1, at December 31, 2012, the results of their operations for the period then ended, and the changes in their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of the divisions of the Account, including the financial highlights which appear in the footnotes, for the periods ended December 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated April 22, 2011 expressed an unqualified opinion. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the affiliated and unaffiliated mutual fund managers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

April 22, 2013

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  1

Statements of Assets and Liabilities

	AB VPS
	Global	AB VPS	AB VPS	Col VP	Col VP
	Thematic Gro,	Inter Bond,	Lg Cap Gro,	Bal,	Cash Mgmt,
Dec. 31, 2012	Cl B	Cl B	Cl B	Cl 3	Cl 3

Assets

Investments, at fair value(1),(2)	$1,441	$1,911	$3,122	$9,797	$3,907
Accounts receivable from RiverSource Life for contract purchase payments	10	—	10	—	—
Receivable for share redemptions	1	1	2	—	—

Total assets	1,452	1,912	3,134	9,797	3,907

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	1	1	2	7	3
Payable for investments purchased	10	—	10	—	—

Total liabilities	11	1	12	7	3

Net assets applicable to Variable Life contracts in accumulation period	1,441	1,911	3,122	9,790	3,904
Net assets applicable to seed money	—	—	—	—	—

Total net assets	$1,441	$1,911	$3,122	$9,790	$3,904

(1) Investment shares	88	157	103	606	3,907
(2) Investments, at cost	$1,294	$1,847	$2,293	$8,402	$3,906

	Col VP	Col VP	Col VP	Col VP	Col VP
	Div Bond,	Divd Opp,	Hi Yield Bond,	Lg Cap Gro,	Lg Core Quan,
Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Assets

Investments, at fair value(1),(2)	$18,348	$2,878	$19,730	$5,084	$15,329
Accounts receivable from RiverSource Life for contract purchase payments	10	—	—	—	—
Receivable for share redemptions	—	—	—	—	—

Total assets	18,358	2,878	19,730	5,084	15,329

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	14	2	15	4	12
Payable for investments purchased	—	—	—	—	—

Total liabilities	14	2	15	4	12

Net assets applicable to Variable Life contracts in accumulation period	18,344	2,876	19,715	5,080	15,317
Net assets applicable to seed money	—	—	—	—	—

Total net assets	$18,344	$2,876	$19,715	$5,080	$15,317

(1) Investment shares	1,628	202	2,737	641	662
(2) Investments, at cost	$17,226	$2,503	$17,698	$3,920	$13,671

See accompanying notes to financial statements.

2  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Assets and Liabilities

	Col VP
	Select Sm	Col VP	Fid VIP	Fid VIP	Fid VIP
	Cap Val,	US Govt Mtge,	Gro & Inc,	Mid Cap,	Overseas,
Dec. 31, 2012 (continued)	Cl 3	Cl 3	Serv Cl	Serv Cl	Serv Cl

Assets

Investments, at fair value(1),(2)	$7,173	$1,333	$7,124	$32,013	$4,816
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	20	—
Receivable for share redemptions	—	—	5	24	4

Total assets	7,173	1,333	7,129	32,057	4,820

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	6	1	5	24	4
Payable for investments purchased	—	—	—	20	—

Total liabilities	6	1	5	44	4

Net assets applicable to Variable Life contracts in accumulation period	7,167	1,332	7,124	32,013	4,816
Net assets applicable to seed money	—	—	—	—	—

Total net assets	$7,167	$1,332	$7,124	$32,013	$4,816

(1) Investment shares	578	127	492	1,053	301
(2) Investments, at cost	$6,167	$1,310	$6,233	$28,900	$4,690

	FTVIPT Frank	FTVIPT			GS VIT
	Global	Mutual	FTVIPT	GS VIT	Strategic
	Real Est,	Shares Sec,	Temp For Sec,	Strategic Gro,	Intl Eq,
Dec. 31, 2012 (continued)	Cl 2	Cl 2	Cl 2	Inst	Inst

Assets

Investments, at fair value(1),(2)	$12,077	$3,461	$82	$3,620	$2,183
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	9	3	—	3	2

Total assets	12,086	3,464	82	3,623	2,185

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	9	3	—	3	2
Payable for investments purchased	—	—	—	—	—

Total liabilities	9	3	—	3	2

Net assets applicable to Variable Life contracts in accumulation period	12,077	3,461	—	3,620	2,183
Net assets applicable to seed money	—	—	82	—	—

Total net assets	$12,077	$3,461	$82	$3,620	$2,183

(1) Investment shares	846	201	6	261	255
(2) Investments, at cost	$13,849	$2,815	$78	$2,828	$2,456

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  3

Statements of Assets and Liabilities

	GS VIT	Invesco	Invesco VI	Invesco VI	JPM Ins Trust
	Structd U.S. Eq,	VI Core Eq,	Am Fran,	Mid Cap Gro,	U.S. Eq,
Dec. 31, 2012 (continued)	Inst	Ser I	Ser I	Ser I	Cl 1

Assets

Investments, at fair value(1),(2)	$97	$13,696	$11,633	$10,547	$244
Accounts receivable from RiverSource Life for contract purchase payments	—	—	15	—	—
Receivable for share redemptions	—	10	9	8	—

Total assets	97	13,706	11,657	10,555	244

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	—	10	9	8	—
Payable for investments purchased	—	—	15	—	—

Total liabilities	—	10	24	8	—

Net assets applicable to Variable Life contracts in accumulation period	—	13,696	11,633	10,547	244
Net assets applicable to seed money	97	—	—	—	—

Total net assets	$97	$13,696	$11,633	$10,547	$244

(1) Investment shares	8	454	321	2,691	14
(2) Investments, at cost	$78	$11,412	$11,851	$10,687	$153

	Lazard Retire	Lazard Retire	LVIP	MFS	MFS
	Intl Eq,	U.S. Strategic,	Baron Gro Opp,	New Dis,	Research,
Dec. 31, 2012 (continued)	Serv	Serv	Serv Cl	Init Cl	Init Cl

Assets

Investments, at fair value(1),(2)	$120	$3,053	$3,286	$15,880	$10,832
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	2	2	12	8

Total assets	120	3,055	3,288	15,892	10,840

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	—	2	2	12	8
Payable for investments purchased	—	—	—	—	—

Total liabilities	—	2	2	12	8

Net assets applicable to Variable Life contracts in accumulation period	—	3,053	3,286	15,880	10,832
Net assets applicable to seed money	120	—	—	—	—

Total net assets	$120	$3,053	$3,286	$15,880	$10,832

(1) Investment shares	11	292	94	1,010	496
(2) Investments, at cost	$111	$2,734	$2,293	$14,663	$8,410

See accompanying notes to financial statements.

4  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Assets and Liabilities

	MFS	Put VT	Put VT	Put VT	Royce
	Utilities,	Gro & Inc,	Intl Eq,	Intl Gro,	Micro-Cap,
Dec. 31, 2012 (continued)	Init Cl	Cl IB	Cl IB	Cl IB	Invest Cl

Assets

Investments, at fair value(1),(2)	$8,965	$15,748	$6,703	$3,833	$9,887
Accounts receivable from RiverSource Life for contract purchase payments	10	10	—	—	15
Receivable for share redemptions	7	12	5	3	7

Total assets	8,982	15,770	6,708	3,836	9,909

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	7	12	5	3	7
Payable for investments purchased	10	10	—	—	15

Total liabilities	17	22	5	3	22

Net assets applicable to Variable Life contracts in accumulation period	8,965	15,748	6,703	3,833	9,887
Net assets applicable to seed money	—	—	—	—	—

Total net assets	$8,965	$15,748	$6,703	$3,833	$9,887

(1) Investment shares	324	878	592	232	903
(2) Investments, at cost	$7,182	$16,191	$7,109	$3,345	$8,922

			Royce
			Sm-Cap,	Wanger	Wanger
Dec. 31, 2012 (continued)			Invest Cl	Intl	USA

Assets

Investments, at fair value(1),(2)			$3,542	$4,724	$416
Accounts receivable from RiverSource Life for contract purchase payments			—	—	—
Receivable for share redemptions			3	—	—

Total assets			3,545	4,724	416

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee			3	3	—
Payable for investments purchased			—	—	—

Total liabilities			3	3	—

Net assets applicable to Variable Life contracts in accumulation period			3,542	4,721	416
Net assets applicable to seed money			—	—	—

Total net assets			$3,542	$4,721	$416

(1) Investment shares			321	151	12
(2) Investments, at cost			$2,838	$4,659	$349

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  5

Statements of Operations

	AB VPS
	Global	AB VPS	AB VPS	Col VP	Col VP
	Thematic Gro,	Inter Bond,	Lg Cap Gro,	Bal,	Cash Mgmt,
Year ended Dec. 31, 2012	Cl B	Cl B	Cl B	Cl 3	Cl 3

Investment income

Dividend income	$ —	$ 83	$ 1	$ —	$ —
Variable account expenses	12	19	28	89	43

Investment income (loss) — net	(12)	64	(27)	(89)	(43)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	107	972	395	1,524	3,129
Cost of investments sold	100	916	295	1,369	3,128

Net realized gain (loss) on sales of investments	7	56	100	155	1
Distributions from capital gains	—	60	—	—	—
Net change in unrealized appreciation or depreciation of investments	157	(82)	345	1,145	(1)

Net gain (loss) on investments	164	34	445	1,300	—

Net increase (decrease) in net assets resulting from operations	$152	$ 98	$418	$1,211	$ (43)

	Col VP	Col VP	Col VP	Col VP	Col VP
	Div Bond,	Divd Opp,	Hi Yield Bond,	Lg Cap Gro,	Lg Core Quan,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Investment income

Dividend income	$ 679	$ —	$1,354	$ —	$ —
Variable account expenses	161	27	167	44	140

Investment income (loss) — net	518	(27)	1,187	(44)	(140)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	4,218	2,432	1,153	900	3,046
Cost of investments sold	3,933	2,276	1,063	734	2,810

Net realized gain (loss) on sales of investments	285	156	90	166	236
Distributions from capital gains	453	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(121)	261	1,237	716	1,753

Net gain (loss) on investments	617	417	1,327	882	1,989

Net increase (decrease) in net assets resulting from operations	$1,135	$ 390	$2,514	$838	$1,849

	Col VP
	Select Sm	Col VP	Fid VIP	Fid VIP	Fid VIP
	Cap Val,	US Govt Mtge,	Gro & Inc,	Mid Cap,	Overseas,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Serv Cl	Serv Cl	Serv Cl

Investment income

Dividend income	$ —	$ 16	$ 150	$ 164	$ 86
Variable account expenses	61	13	62	280	38

Investment income (loss) — net	(61)	3	88	(116)	48

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	418	551	2,037	5,827	282
Cost of investments sold	379	544	1,872	5,049	293

Net realized gain (loss) on sales of investments	39	7	165	778	(11)
Distributions from capital gains	—	—	3	2,522	16
Net change in unrealized appreciation or depreciation of investments	1,053	1	888	827	702

Net gain (loss) on investments	1,092	8	1,056	4,127	707

Net increase (decrease) in net assets resulting from operations	$1,031	$ 11	$1,144	$4,011	$755

See accompanying notes to financial statements.

6  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Operations

	FTVIPT Frank	FTVIPT			GS VIT
	Global	Mutual	FTVIPT	GS VIT	Strategic
	Real Est,	Shares Sec,	Temp For Sec,	Strategic Gro,	Intl Eq,
Year ended Dec. 31, 2012 (continued)	Cl 2	Cl 2	Cl 2	Inst	Inst

Investment income

Dividend income	$—	$ 68	$ 2	$ 25	$ 45
Variable account expenses	100	30	1	33	19

Investment income (loss) — net	(100)	38	1	(8)	26

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	1,659	249	1	2,336	818
Cost of investments sold	2,275	207	1	1,903	1,005

Net realized gain (loss) on sales of investments	(616)	42	—	433	(187)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,238	328	11	312	595

Net gain (loss) on investments	2,622	370	11	745	408

Net increase (decrease) in net assets resulting from operations	$2,522	$408	$12	$ 737	$ 434

	GS VIT	Invesco	Invesco VI	Invesco VI	JPM Ins
	Structd U.S. Eq,	VI Core Eq,	Am Fran,	Mid Cap Gro,	Trust U.S. Eq,
Period ended Dec. 31, 2012 (continued)	Inst	Ser I	Ser I(1)	Ser I(1)	Cl 1

Investment income

Dividend income	$ 2	$ 127	$ —	$ —	$ 5
Variable account expenses	1	120	68	60	3

Investment income (loss) — net	1	7	(68)	(60)	2

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	1	1,278	521	407	117
Cost of investments sold	1	1,109	550	430	77

Net realized gain (loss) on sales of investments	—	169	(29)	(23)	40
Distributions from capital gains	—	—	—	3	—
Net change in unrealized appreciation or depreciation of investments	10	1,396	(218)	(140)	4

Net gain (loss) on investments	10	1,565	(247)	(160)	44

Net increase (decrease) in net assets resulting from operations	$11	$1,572	$(315)	$(220)	$ 46

(1) For the period April 27, 2012 (commencement of operations) to Dec. 31, 2012.

	Lazard	Lazard Retire	LVIP Baron	MFS	MFS
	Retire Intl Eq,	U.S. Strategic,	Gro Opp,	New Dis,	Research,
Year ended Dec. 31, 2012 (continued)	Serv	Serv	Serv Cl	Init Cl	Init Cl

Investment income

Dividend income	$ 2	$ 34	$ 37	$ —	$ 81
Variable account expenses	1	25	31	138	91

Investment income (loss) — net	1	9	6	(138)	(10)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	1	152	1,118	4,278	603
Cost of investments sold	1	141	773	3,792	486

Net realized gain (loss) on sales of investments	—	11	345	486	117
Distributions from capital gains	—	—	156	1,383	—
Net change in unrealized appreciation or depreciation of investments	19	319	49	1,249	1,336

Net gain (loss) on investments	19	330	550	3,118	1,453

Net increase (decrease) in net assets resulting from operations	$20	$339	$ 556	$2,980	$1,443

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  7

Statements of Operations

	MFS	Put VT	Put VT	Put VT	Royce
	Utilities,	Gro & Inc,	Intl Eq,	Intl Gro,	Micro-Cap,
Year ended Dec. 31, 2012 (continued)	Init Cl	Cl IB	Cl IB	Cl IB	Invest Cl

Investment income

Dividend income	$584	$ 255	$ 118	$ 44	$—
Variable account expenses	86	136	52	30	95

Investment income (loss) — net	498	119	66	14	(95)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	2,627	1,732	847	211	5,211
Cost of investments sold	2,093	1,913	997	202	4,654

Net realized gain (loss) on sales of investments	534	(181)	(150)	9	557
Distributions from capital gains	—	—	—	—	214
Net change in unrealized appreciation or depreciation of investments	64	2,508	1,220	577	167

Net gain (loss) on investments	598	2,327	1,070	586	938

Net increase (decrease) in net assets resulting from operations	$1,096	$2,446	$1,136	$600	$843

			Royce
			Sm-Cap,	Wanger	Wanger
Year ended Dec. 31, 2012 (continued)			Invest Cl	Intl	USA

Investment income

Dividend income			$ 4	$56	$1
Variable account expenses			34	43	10

Investment income (loss) — net			(30)	13	(9)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales			1,638	2,294	1,192
Cost of investments sold			1,305	2,399	1,097

Net realized gain (loss) on sales of investments			333	(105)	95
Distributions from capital gains			87	464	74
Net change in unrealized appreciation or depreciation of investments			79	500	(40)

Net gain (loss) on investments			499	859	129

Net increase (decrease) in net assets resulting from operations			$ 469	$872	$120

See accompanying notes to financial statements.

8  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Changes in Net Assets

	AB VPS
	Global	AB VPS	AB VPS	Col VP	Col VP
	Thematic Gro,	Inter Bond,	Lg Cap Gro,	Bal,	Cash Mgmt,
Year ended Dec. 31, 2012	Cl B	Cl B	Cl B	Cl 3	Cl 3

Operations

Investment income (loss) — net	$(12)	$64	$(27)	$(89)	$(43)
Net realized gain (loss) on sales of investments	7	56	100	155	1
Distributions from capital gains	—	60	—	—	—
Net change in unrealized appreciation or depreciation of investments	157	(82)	345	1,145	(1)

Net increase (decrease) in net assets resulting from operations	152	98	418	1,211	(43)

Contract transactions

Contract purchase payments	130	5	324	495	742
Net transfers(1)	74	—	(43)	(90)	44
Transfers for policy loans	—	(12)	(13)	—	—
Policy charges	(135)	(265)	(357)	(340)	(611)
Contract terminations:
Surrender benefits	—	(681)	—	(1,036)	(2,515)

Increase (decrease) from contract transactions	69	(953)	(89)	(971)	(2,340)

Net assets at beginning of year	1,220	2,766	2,793	9,550	6,287

Net assets at end of year	$1,441	$1,911	$3,122	$9,790	$3,904

Accumulation unit activity

Units outstanding at beginning of year	2,730	1,675	4,357	8,753	5,657
Contract purchase payments	271	2	451	414	671
Net transfers(1)	153	—	(60)	(74)	39
Transfers for policy loans	—	(7)	(17)	—	—
Policy charges	(282)	(156)	(499)	(288)	(552)
Contract terminations:
Surrender benefits	—	(410)	—	(881)	(2,272)

Units outstanding at end of year	2,872	1,104	4,232	7,924	3,543

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  9

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Col VP	Col VP
	Div Bond,	Divd Opp,	Hi Yield Bond,	Lg Cap Gro,	Lg Core Quan,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$518	$(27)	$1,187	$(44)	$(140)
Net realized gain (loss) on sales of investments	285	156	90	166	236
Distributions from capital gains	453	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(121)	261	1,237	716	1,753

Net increase (decrease) in net assets resulting from operations	1,135	390	2,514	838	1,849

Contract transactions

Contract purchase payments	1,513	613	1,200	529	1,754
Net transfers(1)	349	9	(202)	—	(176)
Transfers for policy loans	—	(14)	—	—	(81)
Policy charges	(910)	(703)	(894)	(278)	(1,277)
Contract terminations:
Surrender benefits	(3,037)	(1,836)	—	(619)	(1,627)

Increase (decrease) from contract transactions	(2,085)	(1,931)	104	(368)	(1,407)

Net assets at beginning of year	19,294	4,417	17,097	4,610	14,875

Net assets at end of year	$18,344	$2,876	$19,715	$5,080	$15,317

Accumulation unit activity

Units outstanding at beginning of year	12,296	2,858	10,050	8,641	20,082
Contract purchase payments	931	366	653	869	2,157
Net transfers(1)	246	4	(111)	—	(210)
Transfers for policy loans	—	(8)	—	—	(101)
Policy charges	(561)	(417)	(488)	(456)	(1,570)
Contract terminations:
Surrender benefits	(1,912)	(1,156)	—	(1,058)	(2,033)

Units outstanding at end of year	11,000	1,647	10,104	7,996	18,325

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

10  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Changes in Net Assets

	Col VP
	Select Sm	Col VP	Fid VIP	Fid VIP	Fid VIP
	Cap Val,	US Govt Mtge,	Gro & Inc,	Mid Cap,	Overseas,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Serv Cl	Serv Cl	Serv Cl

Operations

Investment income (loss) — net	$(61)	$3	$88	$(116)	$48
Net realized gain (loss) on sales of investments	39	7	165	778	(11)
Distributions from capital gains	—	—	3	2,522	16
Net change in unrealized appreciation or depreciation of investments	1,053	1	888	827	702

Net increase (decrease) in net assets resulting from operations	1,031	11	1,144	4,011	755

Contract transactions

Contract purchase payments	326	194	688	3,384	288
Net transfers(1)	(115)	—	(8)	48	346
Transfers for policy loans	—	—	—	292	—
Policy charges	(235)	(77)	(460)	(2,925)	(271)
Contract terminations:
Surrender benefits	—	(462)	(1,505)	(3,822)	—

Increase (decrease) from contract transactions	(24)	(345)	(1,285)	(3,023)	363

Net assets at beginning of year	6,160	1,666	7,265	31,025	3,698

Net assets at end of year	$7,167	$1,332	$7,124	$32,013	$4,816

Accumulation unit activity

Units outstanding at beginning of year	4,184	1,295	7,773	11,364	4,877
Contract purchase payments	201	150	664	1,135	344
Net transfers(1)	(69)	—	(6)	16	420
Transfers for policy loans	—	—	—	98	—
Policy charges	(145)	(60)	(443)	(983)	(324)
Contract terminations:
Surrender benefits	—	(358)	(1,492)	(1,319)	—

Units outstanding at end of year	4,171	1,027	6,496	10,311	5,317

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  11

Statements of Changes in Net Assets

	FTVIPT Frank	FTVIPT			GS VIT
	Global	Mutual	FTVIPT	GS VIT	Strategic
	Real Est,	Shares Sec,	Temp For Sec,	Strategic Gro,	Intl Eq,
Year ended Dec. 31, 2012 (continued)	Cl 2	Cl 2	Cl 2	Inst	Inst

Operations

Investment income (loss) — net	$(100)	$38	$1	$(8)	$26
Net realized gain (loss) on sales of investments	(616)	42	—	433	(187)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,238	328	11	312	595

Net increase (decrease) in net assets resulting from operations	2,522	408	12	737	434

Contract transactions

Contract purchase payments	1,044	194	—	495	121
Net transfers(1)	(141)	(80)	—	—	81
Transfers for policy loans	(18)	—	—	(35)	—
Policy charges	(824)	(144)	—	(430)	(260)
Contract terminations:
Surrender benefits	(879)	—	—	(1,850)	(569)

Increase (decrease) from contract transactions	(818)	(30)	—	(1,820)	(627)

Net assets at beginning of year	10,373	3,083	70	4,703	2,376

Net assets at end of year	$12,077	$3,461	$82	$3,620	$2,183

Accumulation unit activity

Units outstanding at beginning of year	6,118	2,016	—	5,623	3,124
Contract purchase payments	538	117	—	525	147
Net transfers(1)	(69)	(48)	—	—	106
Transfers for policy loans	(10)	—	—	(38)	—
Policy charges	(425)	(87)	—	(454)	(312)
Contract terminations:
Surrender benefits	(510)	—	—	(2,013)	(676)

Units outstanding at end of year	5,642	1,998	—	3,643	2,389

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

12  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Changes in Net Assets

	GS VIT	Invesco	Invesco VI	Invesco VI	JPM Ins Trust
	Structd U.S. Eq,	VI Core Eq,	Am Fran,	Mid Cap Gro,	U.S. Eq,
Period ended Dec. 31, 2012 (continued)	Inst	Ser I	Ser I(2)	Ser I(2)	Cl 1

Operations

Investment income (loss) — net	$1	$7	$(68)	$(60)	$2
Net realized gain (loss) on sales of investments	—	169	(29)	(23)	40
Distributions from capital gains	—	—	—	3	—
Net change in unrealized appreciation or depreciation of investments	10	1,396	(218)	(140)	4

Net increase (decrease) in net assets resulting from operations	11	1,572	(315)	(220)	46

Contract transactions

Contract purchase payments	—	747	973	811	—
Net transfers(1)	—	(12)	11,349	10,196	(12)
Transfers for policy loans	—	(12)	215	143	—
Policy charges	—	(593)	(589)	(383)	(102)
Contract terminations:
Surrender benefits	—	(516)	—	—	—

Increase (decrease) from contract transactions	—	(386)	11,948	10,767	(114)

Net assets at beginning of year	86	12,510	—	—	312

Net assets at end of year	$97	$13,696	$11,633	$10,547	$244

Accumulation unit activity

Units outstanding at beginning of year	—	11,370	—	—	214
Contract purchase payments	—	625	1,028	858	—
Net transfers(1)	—	(13)	11,351	10,196	(7)
Transfers for policy loans	—	(10)	224	150	—
Policy charges	—	(499)	(622)	(406)	(63)
Contract terminations:
Surrender benefits	—	(444)	—	—	—

Units outstanding at end of year	—	11,029	11,981	10,798	144

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period April 27, 2012 (commencement of operations) to Dec. 31, 2012.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  13

Statements of Changes in Net Assets

	Lazard Retire	Lazard Retire	LVIP	MFS	MFS
	Intl Eq,	U.S. Strategic,	Baron Gro Opp,	New Dis,	Research,
Year ended Dec. 31, 2012 (continued)	Serv	Serv	Serv Cl	Init Cl	Init Cl

Operations

Investment income (loss) — net	$1	$9	$6	$(138)	$(10)
Net realized gain (loss) on sales of investments	—	11	345	486	117
Distributions from capital gains	—	—	156	1,383	—
Net change in unrealized appreciation or depreciation of investments	19	319	49	1,249	1,336

Net increase (decrease) in net assets resulting from operations	20	339	556	2,980	1,443

Contract transactions

Contract purchase payments	—	309	441	1,672	1,194
Net transfers(1)	—	—	(27)	99	(50)
Transfers for policy loans	—	—	(23)	189	230
Policy charges	—	(127)	(825)	(1,368)	(625)
Contract terminations:
Surrender benefits	—	—	(417)	(2,991)	—

Increase (decrease) from contract transactions	—	182	(851)	(2,399)	749

Net assets at beginning of year	100	2,532	3,581	15,299	8,640

Net assets at end of year	$120	$3,053	$3,286	$15,880	$10,832

Accumulation unit activity

Units outstanding at beginning of year	—	2,311	1,844	12,563	9,386
Contract purchase payments	—	262	209	1,212	1,177
Net transfers(1)	—	—	(13)	74	(51)
Transfers for policy loans	—	—	(11)	137	225
Policy charges	—	(107)	(389)	(993)	(613)
Contract terminations:
Surrender benefits	—	—	(196)	(2,138)	—

Units outstanding at end of year	—	2,466	1,444	10,855	10,124

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

14  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Changes in Net Assets

	MFS	Put VT	Put VT	Put VT	Royce
	Utilities,	Gro & Inc,	Intl Eq,	Intl Gro,	Micro-Cap,
Year ended Dec. 31, 2012 (continued)	Init Cl	Cl IB	Cl IB	Cl IB	Invest Cl

Operations

Investment income (loss) — net	$498	$119	$66	$14	$(95)
Net realized gain (loss) on sales of investments	534	(181)	(150)	9	557
Distributions from capital gains	—	—	—	—	214
Net change in unrealized appreciation or depreciation of investments	64	2,508	1,220	577	167

Net increase (decrease) in net assets resulting from operations	1,096	2,446	1,136	600	843

Contract transactions

Contract purchase payments	678	1,353	855	436	1,612
Net transfers(1)	(96)	(418)	—	89	119
Transfers for policy loans	(44)	(33)	253	250	(47)
Policy charges	(992)	(871)	(246)	(262)	(1,635)
Contract terminations:
Surrender benefits	(1,582)	(455)	(569)	—	(4,420)

Increase (decrease) from contract transactions	(2,036)	(424)	293	513	(4,371)

Net assets at beginning of year	9,905	13,726	5,274	2,720	13,415

Net assets at end of year	$8,965	$15,748	$6,703	$3,833	$9,887

Accumulation unit activity

Units outstanding at beginning of year	5,438	14,695	7,207	4,249	4,526
Contract purchase payments	354	1,310	1,061	619	522
Net transfers(1)	(50)	(390)	—	138	39
Transfers for policy loans	(24)	(33)	316	355	(14)
Policy charges	(516)	(845)	(307)	(370)	(527)
Contract terminations:
Surrender benefits	(826)	(457)	(696)	—	(1,418)

Units outstanding at end of year	4,376	14,280	7,581	4,991	3,128

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  15

Statements of Changes in Net Assets

	Royce
	Sm-Cap,	Wanger	Wanger
Year ended Dec. 31, 2012 (continued)	Invest Cl	Intl	USA

Operations

Investment income (loss) — net	$(30)	$13	$(9)
Net realized gain (loss) on sales of investments	333	(105)	95
Distributions from capital gains	87	464	74
Net change in unrealized appreciation or depreciation of investments	79	500	(40)

Net increase (decrease) in net assets resulting from operations	469	872	120

Contract transactions

Contract purchase payments	235	693	155
Net transfers(1)	—	—	—
Transfers for policy loans	—	509	—
Policy charges	(229)	(204)	(118)
Contract terminations:
Surrender benefits	(1,374)	(2,067)	(1,069)

Increase (decrease) from contract transactions	(1,368)	(1,069)	(1,032)

Net assets at beginning of year	4,441	4,918	1,328

Net assets at end of year	$3,542	$4,721	$416

Accumulation unit activity

Units outstanding at beginning of year	1,440	3,743	896
Contract purchase payments	72	473	94
Net transfers(1)	—	—	—
Transfers for policy loans	—	350	—
Policy charges	(69)	(140)	(71)
Contract terminations:
Surrender benefits	(412)	(1,444)	(683)

Units outstanding at end of year	1,031	2,982	236

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

16  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Changes in Net Assets

	AB VPS
	Global	AB VPS	AB VPS	Col VP	Col VP
	Thematic Gro,	Inter Bond,	Lg Cap Gro,	Bal,	Cash Mgmt,
Year ended Dec. 31, 2011	Cl B	Cl B	Cl B	Cl 3	Cl 3

Operations

Investment income (loss) — net	$(10)	$157	$(24)	$(89)	$(50)
Net realized gain (loss) on sales of investments	221	88	73	46	—
Distributions from capital gains	—	16	—	—	—
Net change in unrealized appreciation or depreciation of investments	(622)	(37)	(170)	210	—

Net increase (decrease) in net assets resulting from operations	(411)	224	(121)	167	(50)

Contract transactions

Contract purchase payments	135	58	304	553	735
Net transfers(1)	141	—	(36)	(151)	1,676
Transfers for policy loans	—	(11)	(11)	—	—
Policy charges	(154)	(338)	(323)	(357)	(549)
Contract terminations:
Surrender benefits	(983)	(1,462)	—	(1,058)	(1,251)

Increase (decrease) from contract transactions	(861)	(1,753)	(66)	(1,013)	611

Net assets at beginning of year	2,492	4,295	2,980	10,396	5,726

Net assets at end of year	$1,220	$2,766	$2,793	$9,550	$6,287

Accumulation unit activity

Units outstanding at beginning of year	4,232	2,742	4,456	9,669	5,106
Contract purchase payments	244	36	456	510	659
Net transfers(1)	303	—	(54)	(146)	1,505
Transfers for policy loans	—	(7)	(16)	—	—
Policy charges	(284)	(210)	(485)	(327)	(492)
Contract terminations:
Surrender benefits	(1,765)	(886)	—	(953)	(1,121)

Units outstanding at end of year	2,730	1,675	4,357	8,753	5,657

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  17

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Col VP	Col VP
	Div Bond,	Divd Opp,	Hi Yield Bond,	Lg Cap Gro,	Lg Core Quan,
Year ended Dec. 31, 2011 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$696	$(45)	$1,207	$(42)	$(132)
Net realized gain (loss) on sales of investments	128	82	55	39	(33)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	224	(336)	(502)	(193)	757

Net increase (decrease) in net assets resulting from operations	1,048	(299)	760	(196)	592

Contract transactions

Contract purchase payments	1,638	642	1,199	582	1,842
Net transfers(1)	566	(41)	116	—	(216)
Transfers for policy loans	—	(13)	—	—	(39)
Policy charges	(863)	(634)	(828)	(263)	(1,180)
Contract terminations:
Surrender benefits	(1,282)	(717)	—	—	—

Increase (decrease) from contract transactions	59	(763)	487	319	407

Net assets at beginning of year	18,187	5,479	15,850	4,487	13,876

Net assets at end of year	$19,294	$4,417	$17,097	$4,610	$14,875

Accumulation unit activity

Units outstanding at beginning of year	12,254	3,337	9,757	8,066	19,537
Contract purchase payments	1,079	397	720	1,045	2,517
Net transfers(1)	375	(25)	69	—	(306)
Transfers for policy loans	—	(7)	—	—	(52)
Policy charges	(567)	(394)	(496)	(470)	(1,614)
Contract terminations:
Surrender benefits	(845)	(450)	—	—	—

Units outstanding at end of year	12,296	2,858	10,050	8,641	20,082

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

18  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Changes in Net Assets

	Col VP
	Select Sm	Col VP	Fid VIP	Fid VIP	Fid VIP
	Cap Val,	US Govt Mtge,	Gro & Inc,	Mid Cap,	Overseas,
Year ended Dec. 31, 2011 (continued)	Cl 3	Cl 3	Serv Cl	Serv Cl	Serv Cl

Operations

Investment income (loss) — net	$(58)	$2	$56	$(357)	$19
Net realized gain (loss) on sales of investments	13	11	(27)	5,522	5
Distributions from capital gains	—	—	—	59	8
Net change in unrealized appreciation or depreciation of investments	(566)	2	(17)	(9,105)	(820)

Net increase (decrease) in net assets resulting from operations	(611)	15	12	(3,881)	(788)

Contract transactions

Contract purchase payments	331	233	844	4,589	289
Net transfers(1)	69	—	4	(67)	85
Transfers for policy loans	—	—	—	226	—
Policy charges	(229)	(100)	(431)	(4,095)	(264)
Contract terminations:
Surrender benefits	—	(660)	(940)	(23,568)	—

Increase (decrease) from contract transactions	171	(527)	(523)	(22,915)	110

Net assets at beginning of year	6,600	2,178	7,776	57,821	4,376

Net assets at end of year	$6,160	$1,666	$7,265	$31,025	$3,698

Accumulation unit activity

Units outstanding at beginning of year	4,065	1,700	8,376	18,739	4,735
Contract purchase payments	213	181	911	1,526	328
Net transfers(1)	53	—	1	(18)	115
Transfers for policy loans	—	—	—	84	—
Policy charges	(147)	(78)	(464)	(1,356)	(301)
Contract terminations:
Surrender benefits	—	(508)	(1,051)	(7,611)	—

Units outstanding at end of year	4,184	1,295	7,773	11,364	4,877

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  19

Statements of Changes in Net Assets

	FTVIPT Frank	FTVIPT			GS VIT
	Global	Mutual	FTVIPT	GS VIT	Strategic
	Real Est,	Shares Sec,	Temp For Sec,	Strategic Gro,	Intl Eq,
Year ended Dec. 31, 2011 (continued)	Cl 2	Cl 2	Cl 2	Inst	Inst

Operations

Investment income (loss) — net	$870	$45	$1	$(9)	$68
Net realized gain (loss) on sales of investments	(1,074)	21	—	71	(41)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(576)	(119)	(10)	(175)	(477)

Net increase (decrease) in net assets resulting from operations	(780)	(53)	(9)	(113)	(450)

Contract transactions

Contract purchase payments	1,076	195	—	494	175
Net transfers(1)	30	107	—	1,695	(18)
Transfers for policy loans	(16)	—	—	(17)	—
Policy charges	(815)	(136)	—	(393)	(256)
Contract terminations:
Surrender benefits	(1,879)	—	—	—	—

Increase (decrease) from contract transactions	(1,604)	166	—	1,779	(99)

Net assets at beginning of year	12,757	2,970	79	3,037	2,925

Net assets at end of year	$10,373	$3,083	$70	$4,703	$2,376

Accumulation unit activity

Units outstanding at beginning of year	7,034	1,904	—	3,504	3,238
Contract purchase payments	601	126	—	576	202
Net transfers(1)	22	74	—	2,024	(18)
Transfers for policy loans	(9)	—	—	(19)	—
Policy charges	(452)	(88)	—	(462)	(298)
Contract terminations:
Surrender benefits	(1,078)	—	—	—	—

Units outstanding at end of year	6,118	2,016	—	5,623	3,124

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

20  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Changes in Net Assets

	GS VIT	Invesco	JPM Ins	Lazard	Lazard Retire
	Structd U.S. Eq,	VI Core Eq,	Trust U.S. Eq,	Retire Intl Eq,	U.S. Strategic,
Year ended Dec. 31, 2011 (continued)	Inst	Ser I	Cl 1	Serv	Serv

Operations

Investment income (loss) — net	$2	$4	$1	$1	$4
Net realized gain (loss) on sales of investments	—	373	25	—	1
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1	(393)	(37)	(9)	21

Net increase (decrease) in net assets resulting from operations	3	(16)	(11)	(8)	26

Contract transactions

Contract purchase payments	—	810	—	—	309
Net transfers(1)	—	(97)	24	(1)	—
Transfers for policy loans	—	(13)	—	—	—
Policy charges	—	(598)	(90)	—	(117)
Contract terminations:
Surrender benefits	—	(2,128)	—	—	—

Increase (decrease) from contract transactions	—	(2,026)	(66)	(1)	192

Net assets at beginning of year	83	14,552	389	109	2,314

Net assets at end of year	$86	$12,510	$312	$100	$2,532

Accumulation unit activity

Units outstanding at beginning of year	—	13,099	260	—	2,134
Contract purchase payments	—	719	—	—	283
Net transfers(1)	—	(96)	14	—	—
Transfers for policy loans	—	(10)	—	—	—
Policy charges	—	(529)	(60)	—	(106)
Contract terminations:
Surrender benefits	—	(1,813)	—	—	—

Units outstanding at end of year	—	11,370	214	—	2,311

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  21

Statements of Changes in Net Assets

	LVIP Baron	MFS	MFS	MFS	Put VT
	Gro Opp,	New Dis,	Research,	Utilities,	Gro & Inc,
Year ended Dec. 31, 2011 (continued)	Serv Cl	Init Cl	Init Cl	Init Cl	Cl IB

Operations

Investment income (loss) — net	$(39)	$(163)	$(4)	$244	$44
Net realized gain (loss) on sales of investments	418	2,144	591	230	(139)
Distributions from capital gains	—	2,113	—	—	—
Net change in unrealized appreciation or depreciation of investments	(264)	(5,752)	(654)	105	(672)

Net increase (decrease) in net assets resulting from operations	115	(1,658)	(67)	579	(767)

Contract transactions

Contract purchase payments	511	1,949	1,193	697	1,354
Net transfers(1)	(86)	(542)	26	(176)	113
Transfers for policy loans	(21)	152	200	(27)	(17)
Policy charges	(741)	(1,382)	(586)	(970)	(820)
Contract terminations:
Surrender benefits	(1,024)	(4,255)	(1,019)	(329)	—

Increase (decrease) from contract transactions	(1,361)	(4,078)	(186)	(805)	630

Net assets at beginning of year	4,827	21,035	8,893	10,131	13,863

Net assets at end of year	$3,581	$15,299	$8,640	$9,905	$13,726

Accumulation unit activity

Units outstanding at beginning of year	2,562	15,360	9,531	5,885	14,026
Contract purchase payments	261	1,444	1,283	387	1,402
Net transfers(1)	(43)	(375)	25	(95)	132
Transfers for policy loans	(10)	127	223	(15)	(16)
Policy charges	(381)	(1,010)	(628)	(540)	(849)
Contract terminations:
Surrender benefits	(545)	(2,983)	(1,048)	(184)	—

Units outstanding at end of year	1,844	12,563	9,386	5,438	14,695

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

22  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Statements of Changes in Net Assets

	Put VT	Put VT	Royce	Royce
	Intl Eq,	Intl Gro,	Micro-Cap,	Sm-Cap,	Wanger
Year ended Dec. 31, 2011 (continued)	Cl IB	Cl IB	Invest Cl	Invest Cl	Intl

Operations

Investment income (loss) — net	$122	$39	$208	$(30)	$182
Net realized gain (loss) on sales of investments	(212)	674	531	136	1,768
Distributions from capital gains	—	—	—	—	117
Net change in unrealized appreciation or depreciation of investments	(911)	(1,244)	(3,067)	(344)	(2,840)

Net increase (decrease) in net assets resulting from operations	(1,001)	(531)	(2,328)	(238)	(773)

Contract transactions

Contract purchase payments	908	436	1,695	250	800
Net transfers(1)	—	(40)	(222)	—	(17)
Transfers for policy loans	208	212	(45)	—	434
Policy charges	(256)	(265)	(1,955)	(398)	(272)
Contract terminations:
Surrender benefits	(948)	(1,180)	(2,733)	(530)	(4,416)

Increase (decrease) from contract transactions	(88)	(837)	(3,260)	(678)	(3,471)

Net assets at beginning of year	6,363	4,088	19,003	5,357	9,162

Net assets at end of year	$5,274	$2,720	$13,415	$4,441	$4,918

Accumulation unit activity

Units outstanding at beginning of year	7,158	5,193	5,585	1,665	5,898
Contract purchase payments	1,097	592	524	79	546
Net transfers(1)	—	(48)	(64)	—	(9)
Transfers for policy loans	266	303	(13)	—	299
Policy charges	(302)	(356)	(600)	(125)	(181)
Contract terminations:
Surrender benefits	(1,012)	(1,435)	(906)	(179)	(2,810)

Units outstanding at end of year	7,207	4,249	4,526	1,440	3,743

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  23

Statement of Changes in Net Assets

Wanger
Year ended Dec. 31, 2011 (continued)	USA

Operations

Investment income (loss) — net	$(12)
Net realized gain (loss) on sales of investments	11
Distributions from capital gains	124
Net change in unrealized appreciation or depreciation of investments	(182)

Net increase (decrease) in net assets resulting from operations	(59)

Contract transactions

Contract purchase payments	189
Net transfers(1)	—
Transfers for policy loans	—
Policy charges	(134)
Contract terminations:
Surrender benefits	—

Increase (decrease) from contract transactions	55

Net assets at beginning of year	1,332

Net assets at end of year	$1,328

Accumulation unit activity

Units outstanding at beginning of year	860
Contract purchase payments	121
Net transfers(1)	—
Transfers for policy loans	—
Policy charges	(85)
Contract terminations:
Surrender benefits	—

Units outstanding at end of year	896

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

24  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION
RiverSource Variable Life Account (the Account) was established under Indiana law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for RiverSource® Signature Variable Universal Life Insurance (Signature VUL) policies issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. These financial statements represent all divisions in the Account.

Division	Fund

AB VPS Global Thematic Gro, Cl B	AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)
AB VPS Inter Bond, Cl B	AllianceBernstein VPS Intermediate Bond Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Cash Mgmt, Cl 3	Columbia Variable Portfolio – Cash Management Fund (Class 3)
Col VP Div Bond, Cl 3	Columbia Variable Portfolio – Diversified Bond Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (previously Columbia Variable Portfolio – Diversified Equity Income Fund (Class 3))
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Core Quan, Cl 3	Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (previously Columbia Variable Portfolio – Dynamic Equity Fund (Class 3))
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (previously Columbia Variable Portfolio – Short Duration U.S. Government Fund (Class 3))
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
FTVIPT Frank Global Real Est, Cl 2	FTVIPT Franklin Global Real Estate Securities Fund – Class 2
FTVIPT Mutual Shares Sec, Cl 2	FTVIPT Mutual Shares Securities Fund – Class 2
FTVIPT Temp For Sec, Cl 2	FTVIPT Templeton Foreign Securities Fund – Class 2
GS VIT Strategic Gro, Inst	Goldman Sachs VIT Strategic Growth Fund – Institutional Shares
GS VIT Strategic Intl Eq, Inst	Goldman Sachs VIT Strategic International Equity Fund – Institutional Shares
GS VIT Structd U.S. Eq, Inst	Goldman Sachs VIT Structured U.S. Equity Fund – Institutional Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares(1) (previously Invesco Van Kampen V.I. American Franchise Fund, Series I Shares)
Invesco VI Mid Cap Gro, Ser I	Invesco V.I. Mid Cap Growth Fund, Series I Shares(2) (previously Invesco Van Kampen V.I. Mid Cap Growth Fund, Series I Shares)
JPM Ins Trust U.S. Eq, Cl 1	JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
Lazard Retire Intl Eq, Serv	Lazard Retirement International Equity Portfolio – Service Shares
Lazard Retire U.S. Strategic, Serv	Lazard Retirement U.S. Strategic Equity Portfolio – Service Shares
LVIP Baron Gro Opp, Serv Cl	LVIP Baron Growth Opportunities Fund – Service Class
MFS New Dis, Init Cl	MFS® New Discovery Series – Initial Class
MFS Research, Init Cl	MFS® Research Series – Initial Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class
Put VT Gro & Inc, Cl IB	Putnam VT Growth and Income Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Intl Gro, Cl IB	Putnam VT International Growth Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Royce Sm-Cap, Invest Cl	Royce Capital Fund – Small-Cap Portfolio, Investment Class
Wanger Intl	Wanger International
Wanger USA	Wanger USA

(1)	Invesco V.I. Capital Appreciation Fund, Series I Shares merged into Invesco Van Kampen V.I. Capital Growth Fund, Series I Shares on April 27, 2012. In addition, Invesco Van Kampen V.I. Capital Growth Fund, Series I Shares changed its name to Invesco V.I. American Franchise Fund, Series I Shares.
(2)	Invesco V.I. Capital Development Fund, Series I Shares merged into Invesco V.I. Mid Cap Growth Fund, Series I Shares on April 27, 2012.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the policies.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  25

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investments in the Funds
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels in the period ended Dec. 31, 2012.

Federal Income Taxes
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 22, 2013. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account’s financial statements.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.	VARIABLE ACCOUNT EXPENSES
For Signature VUL contracts, RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.90% of the average daily net assets of each subaccount.

4.	POLICY CHARGES
A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

An administrative charge is deducted each month to reimburse RiverSource Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life deducts a premium expense charge of 3% from each premium payment. It partially compensates RiverSource Life for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month RiverSource Life deducts charges for any optional insurance benefits added to the policy by rider.

26  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

Additional information can be found in the product’s prospectus.

5.	SURRENDER CHARGES
RiverSource Life will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6.	RELATED PARTY TRANSACTIONS
RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s Annual Report.

Fee Agreement:	Fees Paid To:

Investment Management Services Agreement	Columbia Management Investment Advisers, LLC

Administrative Services Agreement	Columbia Management Investment Advisers, LLC

Transfer Agency and Servicing Agreement	Columbia Management Investment Services Corp.

Plan and Agreement of Distribution Pursuant to Rule 12b-1	Columbia Management Investment Distributors, Inc.

7.	INVESTMENT TRANSACTIONS
The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2012 were as follows:

Division	Purchases

AB VPS Global Thematic Gro, Cl B	$164
AB VPS Inter Bond, Cl B	143
AB VPS Lg Cap Gro, Cl B	279
Col VP Bal, Cl 3	464
Col VP Cash Mgmt, Cl 3	745
Col VP Div Bond, Cl 3	3,094
Col VP Divd Opp, Cl 3	472
Col VP Hi Yield Bond, Cl 3	2,447
Col VP Lg Cap Gro, Cl 3	489
Col VP Lg Core Quan, Cl 3	1,500
Col VP Select Sm Cap Val, Cl 3	334
Col VP US Govt Mtge, Cl 3	208
Fid VIP Gro & Inc, Serv Cl	843
Fid VIP Mid Cap, Serv Cl	5,209
Fid VIP Overseas, Serv Cl	709
FTVIPT Frank Global Real Est, Cl 2	741
FTVIPT Mutual Shares Sec, Cl 2	257
FTVIPT Temp For Sec, Cl 2	2
GS VIT Strategic Gro, Inst	509
GS VIT Strategic Intl Eq, Inst	217
GS VIT Structd U.S. Eq, Inst	2
Invesco VI Core Eq, Ser I	899
Invesco VI Am Fran, Ser I	12,401
Invesco VI Mid Cap Gro, Ser I	11,117
JPM Ins Trust U.S. Eq, Cl 1	5
Lazard Retire Intl Eq, Serv	2
Lazard Retire U.S. Strategic, Serv	343
LVIP Baron Gro Opp, Serv Cl	429
MFS New Dis, Init Cl	3,124
MFS Research, Init Cl	1,342
MFS Utilities, Init Cl	1,088
Put VT Gro & Inc, Cl IB	1,427
Put VT Intl Eq, Cl IB	1,206
Put VT Intl Gro, Cl IB	738
Royce Micro-Cap, Invest Cl	959
Royce Sm-Cap, Invest Cl	327
Wanger Intl	1,701
Wanger USA	224

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  27

8.	FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the divisions.

	AB VPS
	Global		AB VPS		AB VPS		Col VP		Col VP		Col VP		Col VP
	Thematic Gro,		Inter Bond,		Lg Cap Gro,		Bal,		Cash Mgmt,		Div Bond,		Divd Opp,
	Cl B		Cl B		Cl B		Cl 3		Cl 3		Cl 3		Cl 3

Accumulation unit value
At Dec. 31, 2008	$0.33		$1.24		$0.45		$0.78		$1.14		$1.22		$1.12
At Dec. 31, 2009	$0.50		$1.45		$0.61		$0.96		$1.13		$1.38		$1.42
At Dec. 31, 2010	$0.59		$1.57		$0.67		$1.08		$1.12		$1.48		$1.64
At Dec. 31, 2011	$0.45		$1.65		$0.64		$1.09		$1.11		$1.56		$1.55
At Dec. 31, 2012	$0.50		$1.73		$0.74		$1.24		$1.10		$1.67		$1.75

Units (000s)
At Dec. 31, 2008	30		9		15		20		13		46		8
At Dec. 31, 2009	11		8		5		10		5		17		3
At Dec. 31, 2010	4		3		4		10		5		12		3
At Dec. 31, 2011	3		2		4		9		6		12		3
At Dec. 31, 2012	3		1		4		8		4		11		2

Net assets (000s)
At Dec. 31, 2008	$10		$11		$7		$15		$15		$56		$9
At Dec. 31, 2009	$5		$12		$3		$10		$6		$24		$5
At Dec. 31, 2010	$2		$4		$3		$10		$6		$18		$5
At Dec. 31, 2011	$1		$3		$3		$10		$6		$19		$4
At Dec. 31, 2012	$1		$2		$3		$10		$4		$18		$3

Investment income ratio(1)
For the year ended Dec. 31, 2008	—		4.93%		—		0.33%		2.29%		0.51%		0.08%
For the year ended Dec. 31, 2009	—		3.50%		—		—		0.06%		4.45%		—
For the year ended Dec. 31, 2010	2.13%		4.47%		0.26%		—		0.00%		5.15%		—
For the year ended Dec. 31, 2011	0.35%		5.05%		0.09%		—		0.00%		4.63%		—
For the year ended Dec. 31, 2012	—		4.01%		0.03%		—		0.00%		3.81%		—

Expense ratio(2)
For the year ended Dec. 31, 2008	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2009	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2010	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2011	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2012	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%

Total return(3)
For the year ended Dec. 31, 2008	(47.94%	)	(7.43%	)	(40.36%	)	(30.54%	)	1.35%		(7.15%	)	(41.00%	)
For the year ended Dec. 31, 2009	51.77%		17.14%		35.87%		23.11%		(0.75%	)	13.40%		26.32%
For the year ended Dec. 31, 2010	17.52%		7.95%		8.85%		11.52%		(0.90%	)	7.35%		15.78%
For the year ended Dec. 31, 2011	(24.09%	)	5.43%		(4.14%	)	1.47%		(0.91%	)	5.72%		(5.86%	)
For the year ended Dec. 31, 2012	12.22%		4.84%		15.08%		13.23%		(0.92%	)	6.59%		12.96%

28  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

							Col VP
	Col VP		Col VP		Col VP		Select Sm		Col VP		Fid VIP
	Hi Yield Bond,		Lg Cap Gro,		Lg Core Quan,		Cap Val,		US Govt Mtge,		Gro & Inc,
	Cl 3		Cl 3		Cl 3		Cl 3		Cl 3		Serv Cl

Accumulation unit value
At Dec. 31, 2008	$0.94		$0.35		$0.50		$0.93		$1.20		$0.65
At Dec. 31, 2009	$1.44		$0.48		$0.61		$1.29		$1.25		$0.82
At Dec. 31, 2010	$1.62		$0.56		$0.71		$1.62		$1.28		$0.93
At Dec. 31, 2011	$1.70		$0.53		$0.74		$1.47		$1.29		$0.93
At Dec. 31, 2012	$1.95		$0.64		$0.84		$1.72		$1.30		$1.10

Units (000s)
At Dec. 31, 2008	23		27		40		5		5		36
At Dec. 31, 2009	15		12		27		5		4		14
At Dec. 31, 2010	10		8		20		4		2		8
At Dec. 31, 2011	10		9		20		4		1		8
At Dec. 31, 2012	10		8		18		4		1		6

Net assets (000s)
At Dec. 31, 2008	$22		$9		$20		$5		$6		$24
At Dec. 31, 2009	$21		$6		$17		$6		$6		$11
At Dec. 31, 2010	$16		$4		$14		$7		$2		$8
At Dec. 31, 2011	$17		$5		$15		$6		$2		$7
At Dec. 31, 2012	$20		$5		$15		$7		$1		$7

Investment income ratio(1)
For the year ended Dec. 31, 2008	0.27%		0.39%		0.21%		—		0.14%		1.10%
For the year ended Dec. 31, 2009	10.24%		—		—		—		3.16%		0.75%
For the year ended Dec. 31, 2010	8.63%		—		—		—		0.88%		0.61%
For the year ended Dec. 31, 2011	8.20%		—		—		—		0.97%		1.66%
For the year ended Dec. 31, 2012	7.33%		—		—		—		1.05%		2.18%

Expense ratio(2)
For the year ended Dec. 31, 2008	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2009	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2010	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2011	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2012	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%

Total return(3)
For the year ended Dec. 31, 2008	(25.84%	)	(44.84%	)	(42.68%	)	(39.15%	)	(3.51%	)	(42.30%	)
For the year ended Dec. 31, 2009	52.47%		35.77%		23.04%		38.56%		4.58%		26.02%
For the year ended Dec. 31, 2010	12.94%		16.11%		16.28%		25.66%		2.07%		13.64%
For the year ended Dec. 31, 2011	4.73%		(4.10%	)	4.28%		(9.34%	)	0.47%		0.66%
For the year ended Dec. 31, 2012	14.69%		19.06%		12.84%		16.70%		0.71%		17.34%

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  29

					FTVIPT Frank		FTVIPT
	Fid VIP		Fid VIP		Global		Mutual		FTVIPT		GS VIT
	Mid Cap,		Overseas,		Real Est,		Shares Sec,		Temp For Sec,		Strategic Gro,
	Serv Cl		Serv Cl		Cl 2		Cl 2		Cl 2		Inst

Accumulation unit value
At Dec. 31, 2008	$1.74		$0.66		$1.28		$1.13		$1.15		$0.54
At Dec. 31, 2009	$2.42		$0.83		$1.51		$1.42		$1.56		$0.79
At Dec. 31, 2010	$3.09		$0.92		$1.82		$1.56		$1.67		$0.87
At Dec. 31, 2011	$2.73		$0.76		$1.70		$1.53		$1.48		$0.84
At Dec. 31, 2012	$3.11		$0.91		$2.14		$1.73		$1.74		$0.99

Units (000s)
At Dec. 31, 2008	80		50		16		3		2		9
At Dec. 31, 2009	67		6		10		3		—		6
At Dec. 31, 2010	19		5		7		2		—		4
At Dec. 31, 2011	11		5		6		2		—		6
At Dec. 31, 2012	10		5		6		2		—		4

Net assets (000s)
At Dec. 31, 2008	$140		$33		$21		$4		$2		$5
At Dec. 31, 2009	$161		$5		$15		$4		—		$5
At Dec. 31, 2010	$58		$4		$13		$3		$0		$3
At Dec. 31, 2011	$31		$4		$10		$3		$0		$5
At Dec. 31, 2012	$32		$5		$12		$3		$0		$4

Investment income ratio(1)
For the year ended Dec. 31, 2008	0.35%		2.13%		1.03%		3.22%		2.39%		0.05%
For the year ended Dec. 31, 2009	0.53%		0.40%		13.28%		2.06%		3.28%		0.42%
For the year ended Dec. 31, 2010	0.17%		1.36%		2.67%		1.51%		1.90%		0.33%
For the year ended Dec. 31, 2011	0.11%		1.35%		8.11%		2.40%		1.73%		0.67%
For the year ended Dec. 31, 2012	0.53%		2.03%		—		2.05%		2.97%		0.68%

Expense ratio(2)
For the year ended Dec. 31, 2008	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2009	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2010	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2011	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2012	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%

Total return(3)
For the year ended Dec. 31, 2008	(40.05%	)	(44.37%	)	(42.91%	)	(37.67%	)	(40.91%	)	(42.28%	)
For the year ended Dec. 31, 2009	38.76%		25.31%		18.02%		24.92%		35.81%		46.42%
For the year ended Dec. 31, 2010	27.55%		11.98%		19.89%		10.20%		7.44%		9.74%
For the year ended Dec. 31, 2011	(11.51%	)	(17.97%	)	(6.50%	)	(1.93%	)	(11.43%	)	(3.49%	)
For the year ended Dec. 31, 2012	13.72%		19.46%		26.27%		13.22%		17.17%		18.81%

30  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

	GS VIT
	Strategic		GS VIT		Invesco		Invesco VI		Invesco VI		JPM Ins Trust
	Intl Eq,		Structd U.S. Eq,		VI Core Eq,		Am Fran,		Mid Cap Gro,		U.S. Eq,
	Inst		Inst		Ser I		Ser I(5)		Ser I(5)		Cl 1(4)

Accumulation unit value
At Dec. 31, 2008	$0.65		$0.65		$0.80		—		—		—
At Dec. 31, 2009	$0.83		$0.78		$1.02		—		—		$1.33
At Dec. 31, 2010	$0.90		$0.87		$1.11		—		—		$1.50
At Dec. 31, 2011	$0.76		$0.90		$1.10		—		—		$1.46
At Dec. 31, 2012	$0.91		$1.02		$1.24		$0.97		$0.98		$1.70

Units (000s)
At Dec. 31, 2008	4		11		66		—		—		—
At Dec. 31, 2009	4		—		48		—		—		5
At Dec. 31, 2010	3		—		13		—		—		0
At Dec. 31, 2011	3		—		11		—		—		0
At Dec. 31, 2012	2		—		11		12		11		0

Net assets (000s)
At Dec. 31, 2008	$3		$7		$53		—		—		—
At Dec. 31, 2009	$3		$0		$49		—		—		$7
At Dec. 31, 2010	$3		$0		$15		—		—		$0
At Dec. 31, 2011	$2		$0		$13		—		—		$0
At Dec. 31, 2012	$2		$0		$14		$12		$11		$0

Investment income ratio(1)
For the year ended Dec. 31, 2008	3.06%		1.58%		2.08%		—		—		—
For the year ended Dec. 31, 2009	1.95%		1.76%		1.53%		—		—		—
For the year ended Dec. 31, 2010	1.59%		1.53%		0.59%		—		—		0.65%
For the year ended Dec. 31, 2011	3.35%		1.79%		0.94%		—		—		1.21%
For the year ended Dec. 31, 2012	2.13%		1.86%		0.96%		—		—		1.62%

Expense ratio(2)
For the year ended Dec. 31, 2008	0.90%		0.90%		0.90%		—		—		—
For the year ended Dec. 31, 2009	0.90%		0.90%		0.90%		—		—		0.90%
For the year ended Dec. 31, 2010	0.90%		0.90%		0.90%		—		—		0.90%
For the year ended Dec. 31, 2011	0.90%		0.90%		0.90%		—		—		0.90%
For the year ended Dec. 31, 2012	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%

Total return(3)
For the year ended Dec. 31, 2008	(46.44%	)	(37.56%	)	(30.77%	)	—		—		—
For the year ended Dec. 31, 2009	27.53%		20.06%		27.15%		—		—		32.99%
For the year ended Dec. 31, 2010	9.38%		11.83%		8.57%		—		—		12.56%
For the year ended Dec. 31, 2011	(15.81%	)	3.12%		(0.96%	)	—		—		(2.75%	)
For the year ended Dec. 31, 2012	20.15%		13.43%		12.86%		(3.09%	)	(2.32%	)	16.59%

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  31

	Lazard Retire		Lazard Retire		LVIP		MFS		MFS		MFS		Put VT
	Intl Eq,		U.S. Strategic,		Baron Gro Opp,		New Dis,		Research,		Utilities,		Gro & Inc,
	Serv		Serv		Serv Cl		Init Cl		Init Cl		Init Cl		Cl IB

Accumulation unit value
At Dec. 31, 2008	$0.80		$0.77		$1.10		$0.63		$0.63		$1.16		$0.68
At Dec. 31, 2009	$0.97		$0.97		$1.51		$1.01		$0.81		$1.53		$0.87
At Dec. 31, 2010	$1.02		$1.08		$1.89		$1.37		$0.93		$1.72		$0.99
At Dec. 31, 2011	$0.94		$1.10		$1.94		$1.22		$0.92		$1.82		$0.93
At Dec. 31, 2012	$1.13		$1.24		$2.28		$1.46		$1.07		$2.05		$1.10

Units (000s)
At Dec. 31, 2008	2		3		16		107		21		78		39
At Dec. 31, 2009	—		2		4		85		19		60		16
At Dec. 31, 2010	—		2		3		15		10		6		14
At Dec. 31, 2011	—		2		2		13		9		5		15
At Dec. 31, 2012	—		2		1		11		10		4		14

Net assets (000s)
At Dec. 31, 2008	$1		$3		$18		$67		$13		$90		$26
At Dec. 31, 2009	$0		$2		$6		$87		$15		$92		$14
At Dec. 31, 2010	$0		$2		$5		$21		$9		$10		$14
At Dec. 31, 2011	$0		$3		$4		$15		$9		$10		$14
At Dec. 31, 2012	$0		$3		$3		$16		$11		$9		$16

Investment income ratio(1)
For the year ended Dec. 31, 2008	1.11%		0.84%		—		—		0.53%		1.53%		2.12%
For the year ended Dec. 31, 2009	1.25%		0.71%		—		—		1.52%		5.07%		3.00%
For the year ended Dec. 31, 2010	1.38%		0.74%		—		—		0.97%		1.21%		1.54%
For the year ended Dec. 31, 2011	1.98%		1.08%		—		—		0.87%		3.29%		1.22%
For the year ended Dec. 31, 2012	1.71%		1.19%		1.08%		—		0.80%		6.12%		1.69%

Expense ratio(2)
For the year ended Dec. 31, 2008	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2009	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2010	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2011	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2012	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%

Total return(3)
For the year ended Dec. 31, 2008	(37.58%	)	(35.87%	)	(39.67%	)	(39.87%	)	(36.66%	)	(38.23%	)	(39.25%	)
For the year ended Dec. 31, 2009	20.37%		25.70%		37.09%		61.72%		29.37%		32.02%		28.65%
For the year ended Dec. 31, 2010	5.77%		11.83%		25.25%		35.12%		14.86%		12.79%		13.35%
For the year ended Dec. 31, 2011	(8.10%	)	1.04%		3.09%		(11.07%	)	(1.34%	)	5.83%		(5.49%	)
For the year ended Dec. 31, 2012	20.02%		12.99%		17.18%		20.13%		16.22%		12.46%		18.07%

32  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT

	Put VT		Put VT		Royce		Royce
	Intl Eq,		Intl Gro,		Micro-Cap,		Sm-Cap,		Wanger		Wanger
	Cl IB		Cl IB		Invest Cl		Invest Cl		Intl		USA

Accumulation unit value
At Dec. 31, 2008	$0.66		$0.52		$1.69		$2.01		$0.85		$0.90
At Dec. 31, 2009	$0.82		$0.71		$2.64		$2.69		$1.26		$1.27
At Dec. 31, 2010	$0.89		$0.79		$3.40		$3.22		$1.55		$1.55
At Dec. 31, 2011	$0.73		$0.64		$2.96		$3.08		$1.32		$1.48
At Dec. 31, 2012	$0.88		$0.77		$3.16		$3.44		$1.58		$1.76

Units (000s)
At Dec. 31, 2008	20		26		19		5		22		25
At Dec. 31, 2009	13		11		8		2		12		3
At Dec. 31, 2010	7		5		6		2		6		1
At Dec. 31, 2011	7		4		5		1		4		1
At Dec. 31, 2012	8		5		3		1		3		0

Net assets (000s)
At Dec. 31, 2008	$13		$13		$32		$10		$18		$22
At Dec. 31, 2009	$10		$8		$22		$5		$16		$4
At Dec. 31, 2010	$6		$4		$19		$5		$9		$1
At Dec. 31, 2011	$5		$3		$13		$4		$5		$1
At Dec. 31, 2012	$7		$4		$10		$4		$5		$0

Investment income ratio(1)
For the year ended Dec. 31, 2008	2.10%		1.31%		2.68%		0.65%		0.96%		—
For the year ended Dec. 31, 2009	—		1.71%		—		—		3.58%		—
For the year ended Dec. 31, 2010	3.77%		3.48%		1.82%		0.12%		2.39%		—
For the year ended Dec. 31, 2011	3.06%		2.15%		2.14%		0.31%		4.09%		—
For the year ended Dec. 31, 2012	2.04%		1.34%		—		0.10%		1.18%		0.13%

Expense ratio(2)
For the year ended Dec. 31, 2008	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2009	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2010	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2011	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
For the year ended Dec. 31, 2012	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%

Total return(3)
For the year ended Dec. 31, 2008	(44.45%	)	(43.00%	)	(43.78%	)	(27.83%	)	(46.09%	)	(40.23%	)
For the year ended Dec. 31, 2009	23.52%		37.12%		56.63%		33.99%		48.44%		40.95%
For the year ended Dec. 31, 2010	9.04%		11.20%		28.80%		19.44%		23.80%		22.25%
For the year ended Dec. 31, 2011	(17.68%	)	(18.63%	)	(12.89%	)	(4.15%	)	(15.39%	)	(4.36%	)
For the year ended Dec. 31, 2012	20.82%		19.92%		6.64%		11.49%		20.47%		18.93%

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.
(2)	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(4)	New subaccount operations commenced on April 24, 2009.
(5)	New subaccount operations commenced on April 27, 2012.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2012 ANNUAL REPORT  33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
RIVERSOURCE LIFE INSURANCE COMPANY:

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2012 and December 31, 2011 and the related consolidated statements of income, statements of comprehensive income, shareholder’s equity, and cash flows for each of the two years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Company and its subsidiaries at December 31, 2012 and December 31, 2011, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the Consolidated Financial Statements, the Company changed the manner in which it accounts for deferred acquisition costs in 2012.

Minneapolis, Minnesota

February 26, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated statements of income, comprehensive income, shareholder’s equity and cash flows of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) for the year ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of RiverSource Life Insurance Company’s operations and its cash flows for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 3 to the consolidated financial statements, in 2012 the Company adopted new accounting guidance related to the deferral of acquisition costs for insurance and annuity products. The accompanying 2010 financial statements have been retrospectively adjusted.

Minneapolis, Minnesota

February 23, 2011; except for Notes 1 and 3, regarding the impact of the adopted new accounting guidance related to the deferral of acquisition costs for insurance and annuity products, as to which the date is February 26, 2013.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS
(in millions, except share amounts)

December 31,	2012	2011

Assets

Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2012, $23,058; 2011, $24,398)	$25,932	$26,577
Common stocks, at fair value (cost: 2012, $2; 2011, $1)	4	2
Mortgage loans, at amortized cost (less allowance for loan losses: 2012, $26; 2011, $32)	3,389	2,473
Policy loans	752	739
Other investments	743	730

Total investments	30,820	30,521
Cash and cash equivalents	336	828
Restricted cash	86	26
Reinsurance recoverables	2,047	1,953
Other receivables	203	162
Accrued investment income	291	307
Deferred acquisition costs	2,373	2,413
Deferred sales inducement costs	404	464
Other assets	3,793	3,638
Separate account assets	69,395	63,174

Total assets	$109,748	$103,486

Liabilities and Shareholder’s Equity

Liabilities:
Future policy benefits	$30,670	$31,169
Policy claims and other policyholders’ funds	132	121
Borrowings under repurchase agreements	501	504
Line of credit with Ameriprise Financial, Inc.	150	300
Other liabilities	4,201	3,608
Separate account liabilities	69,395	63,174

Total liabilities	105,049	98,876

Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,462	2,461
Retained earnings	1,000	1,215
Accumulated other comprehensive income, net of tax	1,234	931

Total shareholder’s equity	4,699	4,610

Total liabilities and shareholder’s equity	$109,748	$103,486

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME
(in millions)

Years Ended December 31,	2012	2011	2010

Revenues

Premiums	$442	$493	$489
Net investment income	1,480	1,593	1,629
Policy and contract charges	1,593	1,540	1,389
Other revenues	329	303	272
Net realized investment gains (losses)	(3)	5	16

Total revenues	3,841	3,934	3,795

Benefits and expenses

Benefits, claims, losses and settlement expenses	1,216	950	1,203
Interest credited to fixed accounts	831	856	909
Amortization of deferred acquisition costs	225	336	53
Other insurance and operating expenses	755	781	746

Total benefits and expenses	3,027	2,923	2,911

Pretax income	814	1,011	884
Income tax provision	164	190	195

Net income	$650	$821	$689

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$(12)	$(47)	$(22)
Portion of gain (loss) recognized in other comprehensive income (before taxes)	(5)	23	(6)

Net impairment losses recognized in net realized investment gains (losses)	$(17)	$(24)	$(28)

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in millions)

Years Ended December 31,	2012	2011	2010

Net income	$650	$821	$689
Other comprehensive income, net of tax:
Net unrealized gains on securities:
Net unrealized securities gains arising during the period	451	364	516
Reclassification of net securities (gains) losses included in net income	1	(3)	(13)
Impact on deferred acquisition costs, deferred sales inducement costs, benefit reserves and reinsurance recoverables	(154)	(194)	(169)

Total net unrealized gains on securities	298	167	334

Net unrealized losses on derivatives:
Reclassification of net derivative losses included in net income	5	4	4

Total net unrealized losses on derivatives	5	4	4

Total other comprehensive income, net of tax	303	171	338

Total comprehensive income	$953	$992	$1,027

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY
(in millions)

		Additional		Accumulated Other
	Common	Paid-In	Retained	Comprehensive
	Shares	Capital	Earnings	Income	Total

Balances at January 1, 2010, previously reported	$3	$2,445	$3,114	$382	$5,944
Cumulative effect of change in accounting policies, net of tax	—	—	(1,309)	40	(1,269)

Balances at January 1, 2010, as adjusted	$3	$2,445	$1,805	$422	$4,675
Comprehensive income:
Net income	—	—	689	—	689
Other comprehensive income, net of tax	—	—	—	338	338

Total comprehensive income					1,027
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(500)	—	(500)
Non-cash capital contribution from Ameriprise Financial, Inc.	—	14	—	—	14

Balances at December 31, 2010	3	2,460	1,994	760	5,217
Comprehensive income:
Net income	—	—	821	—	821
Other comprehensive income, net of tax	—	—	—	171	171

Total comprehensive income					992
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(750)	—	(750)
Non-cash dividend to Ameriprise Financial, Inc.	—	—	(850)	—	(850)

Balances at December 31, 2011	3	2,461	1,215	931	4,610
Comprehensive income:
Net income	—	—	650	—	650
Other comprehensive income, net of tax	—	—	—	303	303

Total comprehensive income					953
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(865)	—	(865)

Balances at December 31, 2012	$3	$2,462	$1,000	$1,234	$4,699

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

Years Ended December 31,	2012	2011	2010

Cash Flows from Operating Activities

Net income	$650	$821	$689
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	(16)	(73)	(79)
Deferred income tax expense (benefit)	(40)	50	359
Contractholder and policyholder charges, non-cash	(273)	(264)	(259)
Loss from equity method investments	26	33	19
Net realized investment gains	(14)	(26)	(46)
Other-than-temporary impairments and provision for loan losses recognized in net realized investment gains	17	21	29
Change in operating assets and liabilities:
Deferred acquisition costs	(28)	54	(242)
Deferred sales inducement costs	51	72	(38)
Other investments, net	25	—	10
Future policy benefits for traditional life, disability income and long term care insurance	238	253	302
Policy claims and other policyholders’ funds	11	(13)	11
Reinsurance recoverables	(107)	(127)	(143)
Other receivables	(35)	25	(53)
Accrued investment income	16	2	(6)
Derivatives collateral, net	(432)	649	55
Other, net	623	191	271

Net cash provided by operating activities	712	1,668	879

Cash Flows from Investing Activities

Available-for-Sale securities:
Proceeds from sales	156	664	1,268
Maturities, sinking fund payments and calls	3,292	3,200	3,719
Purchases	(2,271)	(4,084)	(4,970)
Proceeds from sales, maturities and repayments of mortgage loans	310	202	207
Funding of mortgage loans	(277)	(207)	(154)
Purchase of residential mortgage loans from affiliate	(954)	—	—
Proceeds from sales of other investments	117	114	95
Purchase of other investments	(286)	(296)	(86)
Purchase of land, buildings, equipment and software	(8)	(6)	(15)
Change in policy loans, net	(13)	(10)	(14)

Net cash provided by (used in) investing activities	66	(423)	50

Cash Flows from Financing Activities

Policyholder and contractholder account values:
Considerations received	1,406	1,378	1,593
Net transfers from (to) separate accounts	(30)	39	(1,337)
Surrenders and other benefits	(1,271)	(1,311)	(1,338)
Change in borrowings under repurchase agreements, net	(5)	107	397
Proceeds from line of credit with Ameriprise Financial, Inc.	418	415	13
Payments on line of credit with Ameriprise Financial, Inc.	(568)	(118)	(310)
Deferred premium options, net	(356)	(254)	(182)
Tax adjustment on share-based incentive compensation plan	1	1	—
Cash dividend to Ameriprise Financial, Inc.	(865)	(750)	(500)

Net cash used in financing activities	(1,270)	(493)	(1,664)

Net increase (decrease) in cash and cash equivalents	(492)	752	(735)
Cash and cash equivalents at beginning of period	828	76	811

Cash and cash equivalents at end of period	$336	$828	$76

Supplemental Disclosures:
Income taxes paid, net	$109	$176	$112
Interest paid on borrowings	4	5	3
Non-cash investing activity:
Capital contributions from Ameriprise Financial, Inc.	$—	$—	$14
Dividend to Ameriprise Financial, Inc.	—	850	—
Affordable housing partnership commitments not yet remitted	13	137	171

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•	RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

In the fourth quarter of 2012, the Company made an adjustment to the model which values the reserves related to living benefit guarantees primarily attributable to prior periods, which resulted in a $41 million pretax benefit, net of deferred acquisition costs (“DAC”) and deferred sales inducement costs (“DSIC”) amortization of $11 million. In the second quarter of 2012, the Company made a correction for a tax item related to securities lending activities primarily attributable to prior periods, which resulted in a $32 million increase to tax expense. Management has determined that the effect of these corrections is not material to all current and previously issued financial statements.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued.

On January 1, 2012, the Company retrospectively adopted the new accounting standard for DAC for insurance and annuity products. See Note 2 and Note 3 for further information on the new accounting standard and the resulting changes in the Company’s accounting policies on the deferral of acquisition costs.

RiverSource Life Insurance Company

The following tables present the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

	December 31, 2011
	Previously	Effect of	As
(in millions)	Reported	Change	Adjusted

Balance Sheets
Assets
Deferred income taxes, net	$—	$60	$60
Deferred acquisition costs	4,367	(1,954)	2,413
Total assets	105,380	(1,894)	103,486

Liabilities and Shareholder’s Equity
Liabilities:
Future policy benefits	31,182	(13)	31,169
Deferred income taxes, net	620	(620)	—
Other liabilities	3,607	1	3,608
Total liabilities	99,508	(632)	98,876
Shareholder’s equity:
Retained earnings	2,589	(1,374)	1,215
Accumulated other comprehensive income, net of tax	819	112	931
Total shareholder’s equity	5,872	(1,262)	4,610
Total liabilities and shareholder’s equity	105,380	(1,894)	103,486

	December 31, 2010			January 1, 2010

	Previously	Effect of	As	Previously	Effect of	As
(in millions)	Reported	Change	Adjusted	Reported	Change	Adjusted

Statements of Shareholder’s Equity
Retained earnings	$3,410	$(1,416)	$1,994	$3,114	$(1,309)	$1,805
Accumulated other comprehensive income, net of tax	675	85	760	382	40	422
Total shareholder’s equity	6,548	(1,331)	5,217	5,944	(1,269)	4,675

	Year Ended December 31, 2011			Year Ended December 31, 2010

	Previously	Effect of	As	Previously	Effect of	As
(in millions)	Reported	Change	Adjusted	Reported	Change	Adjusted

Statements of Income
Revenues
Total revenues	$3,934	$—	$3,934	$3,795	$—	$3,795
Benefits and expenses
Benefits, claims, losses and settlement expenses	950	—	950	1,203	—	1,203
Interest credited to fixed accounts	853	3	856	909	—	909
Amortization of deferred acquisition costs	539	(203)	336	53	—	53
Other insurance and operating expenses	645	136	781	582	164	746

Total benefits and expenses	2,987	(64)	2,923	2,747	164	2,911
Pretax income	947	64	1,011	1,048	(164)	884
Income tax provision	168	22	190	252	(57)	195

Net income	$779	$42	$821	$796	$(107)	$689

The Company’s principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. The Company’s fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. In addition, persons owning an equity indexed annuity (“EIA”) may have their interest calculated based on an increase in a broad-based stock market index.

The Company issues both variable and fixed universal life insurance, traditional life insurance and disability income (“DI”) insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally

RiverSource Life Insurance Company

available with these life insurance products. In 2011, the Company began offering indexed universal life (“IUL”) insurance. IUL is similar to universal life insurance in that it provides life insurance coverage and cash value that increases as a result of credited interest. Also, like universal life insurance, there is a minimum guaranteed credited rate of interest. Unlike universal life insurance, the rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the S&P 500 Index (subject to a cap). The policyholder may allocate all or a portion of the policy value to a fixed or indexed account. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under the Company’s variable life insurance and variable annuity products described above, the purchaser may choose a fixed account option that is part of the Company’s “general account”, as well as investment options from a variety of portfolios that include common stocks, bonds, managed assets and/or short-term securities.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation
The Company consolidates entities in which it holds a greater than 50% voting interest, or when certain conditions are met for variable interest entities (“VIEs”) and limited partnerships. Entities in which the Company exercises significant influence or holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for under the cost method where the Company owns less than a 20% voting interest and does not exercise significant influence.

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities. A VIE is required to be assessed for consolidation under two models:

•	If the VIE is a money market fund or is an investment company, or has the financial characteristics of an investment company, and the following is true:

(i)	the entity does not have an explicit or implicit obligation to fund the investment company’s losses; and

(ii)	the investment company is not a securitization entity, asset backed financing entity, or an entity formally considered a qualifying special purpose entity,

then, the VIE will be consolidated by the entity that determines it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. Examples of entities that are likely to be assessed for consolidation under this framework include hedge funds, property funds, private equity funds and venture capital funds.

•	If the VIE does not meet the criteria above, the VIE will be consolidated by the entity that determines it has both:

(i)	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

(ii)	the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

When determining whether the Company stands to absorb the majority of a VIE’s expected losses or receive a majority of a VIE’s expected returns, it analyzes the design of the VIE to identify the variable interests it holds. Then the Company quantitatively determines whether its variable interests will absorb a majority of the VIE’s variability. If the Company determines it has control over the activities that most significantly impact the economic performance of the VIE and it will absorb a majority of the VIE’s expected variability, the Company consolidates the VIE. The calculation of variability is based on an analysis of projected probability-weighted cash flows based on the design of the particular VIE. When determining whether the Company has the power and the obligation to absorb losses or rights to receive benefits from the VIE that could potentially be significant, the Company qualitatively determines if its variable interests meet these criteria. If the Company consolidates a VIE under either scenario, it is referred to as the VIE’s primary beneficiary.

Amounts Based on Estimates and Assumptions
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

RiverSource Life Insurance Company

Investments

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income, net of impacts to DAC, DSIC, certain benefit reserves and income taxes. Gains and losses are recognized in the Consolidated Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and the Company must recognize an other-than-temporary impairment for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSIC, certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income, if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income.

The Company provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

Mortgage Loans, net
Mortgage loans, net reflect the Company’s interest in commercial and residential mortgage loans, less the related allowance for loan losses.

RiverSource Life Insurance Company

Policy Loans
Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

Other Investments
Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans which represent investments in below investment grade loan syndications. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Mortgage Loans and Syndicated Loans
Mortgage loans and syndicated loans are stated at amortized cost, net of allowances for loan losses, if any.

In October 2012, the Company purchased residential mortgage loans from an affiliate, Ameriprise Bank, FSB. These loans were purchased at fair value. The purchase price takes into account the credit quality of the loan portfolio, resulting in no allowance for loan losses recorded at the acquisition date.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans
When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans
Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal or in accordance with the loan agreement unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Residential mortgage loans are charged off when management determines the assets are uncollectible and commences foreclosure proceedings on the property, at which time the property is written down to fair value less selling costs. Foreclosed property is recorded as real estate owned in other investments. Syndicated loans are placed on nonaccrual status when management determines it will not collect all contractual principal and interest on the loan.

Allowance for Loan Losses
Management determines the adequacy of the allowance for loan losses by portfolio based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, FICO scores of the borrower and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance required for certain sectors based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans
The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The evaluation of impairment on residential mortgage loans is primarily driven by delinquency status

RiverSource Life Insurance Company

of individual loans. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate, (ii) the fair value of collateral or (iii) the loan’s observable market price.

Restructured Loans
A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

Restricted Cash
Total restricted cash at December 31, 2012 and 2011 was $86 million and $26 million, respectively, consisting of cash that has been pledged to counterparties.

Reinsurance
The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI ceded on a coinsurance basis, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset and amortized over the term of the reinsurance contract, in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC asset valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders’ funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 8 for additional information on reinsurance.

Land, Buildings, Equipment and Software
Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company generally uses the straight-line method of depreciation and amortization over periods ranging from three to 30 years.

At December 31, 2012 and 2011, land, buildings, equipment and software were $174 million and $182 million, respectively, net of accumulated depreciation of $91 million and $75 million, respectively. Depreciation and amortization expense for the years ended December 31, 2012, 2011 and 2010 was $17 million, $16 million and $14 million, respectively.

Derivative Instruments and Hedging Activities
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm

RiverSource Life Insurance Company

commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. The Company formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in accumulated other comprehensive income and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income are recognized in earnings immediately.

The equity components of EIA and IUL obligations are considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs
The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized by the Company include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial, advisors and employees and third-party distributers is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Costs deferred as DAC are amortized over time. For annuity and universal life (“UL”) contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management’s best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required

RiverSource Life Insurance Company

amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For traditional life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore, are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life (“VUL”) insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Deferred Sales Inducement Costs
Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities. The Company receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

Future Policy Benefits and Policy Claims and Other Policyholders’ Funds

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders’ funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, EIAs and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

RiverSource Life Insurance Company

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit (“GMDB”) provisions. When market values of the customer’s accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up (“GGU”) benefits. In addition, the Company offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit (“GMIB”) provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity payout based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 13 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. Significant assumptions made in projecting future benefits and fees relate to persistency and benefit utilization. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for EIAs are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders’ funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for indexed accounts of IUL products, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

A portion of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC

RiverSource Life Insurance Company

asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 9 for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company’s experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

Changes in future policy benefits and policy claims and other policyholders’ funds are reflected in earnings in the period adjustments are made.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Sources of Revenue
The Company’s principal sources of revenue include premiums, net investment income and policy and contract charges.

Premiums
Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums are reported net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial and residential mortgage loans, policy loans, other investments and cash and cash equivalents; the changes in fair value of certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and on the residential mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges, net of reinsurance premiums and cost of reinsurance for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from the Company’s separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and fixed and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains (Losses)
Net realized investment gains (losses) primarily include realized gains and losses on the sale of securities and charges for the other-than-temporary impairments of investments related to credit losses. Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Other Insurance and Operating Expenses
Other insurance and operating expenses include expenses allocated to the Company from its parent, Ameriprise Financial, for the Company’s share of compensation, professional and consultant fees and expenses associated with information technology

RiverSource Life Insurance Company

and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are presented net of acquisition cost deferrals.

Income Taxes
The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes. Among the Company’s deferred taxes is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes as well as future deductible capital losses realized for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and avoid the establishment of a valuation allowance with respect to such assets. In the opinion of management, it is currently more likely than not that the Company will not realize the full benefit of certain state net operating losses and therefore a valuation allowance of $5 million has been established at December 31, 2012.

3.	RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Comprehensive Income
In June 2011, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to the presentation of comprehensive income. The standard requires entities to present all nonowner changes in stockholders’ equity either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The standard is effective for interim and annual periods beginning after December 15, 2011. The Company retrospectively adopted the standard in the first quarter of 2012. The adoption of the standard did not impact the Company’s consolidated financial condition and results of operations. See the Company’s Consolidated Statements of Comprehensive Income for the newly required statements.

Fair Value
In May 2011, the FASB updated the accounting standards related to fair value measurement and disclosure requirements. The standard requires entities, for assets and liabilities measured at fair value in the statement of financial position which are Level 3 fair value measurements, to disclose quantitative information about unobservable inputs and assumptions used in the measurements, a description of the valuation processes in place, and a qualitative discussion about the sensitivity of the measurements to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. In addition, the standard requires disclosure of fair value by level within the fair value hierarchy for each class of assets and liabilities not measured at fair value in the statement of financial position but for which the fair value is disclosed. The standard is effective for interim and annual periods beginning on or after December 15, 2011. The Company adopted the standard in the first quarter of 2012. The adoption of the standard did not impact the Company’s consolidated financial condition and results of operations. See Note 13 for the required disclosures.

Transfers and Servicing: Reconsideration of Effective Control for Repurchase Agreements
In April 2011, the FASB updated the accounting standards related to accounting for repurchase agreements and other similar agreements. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings as opposed to sales. The standard is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Company adopted the standard in

RiverSource Life Insurance Company

the first quarter of 2012. The adoption of the standard did not impact the Company’s consolidated financial condition and results of operations.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts
In October 2010, the FASB updated the accounting standard for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts are capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees’ compensation and benefits directly related to time spent performing acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and contract selling) for a contract that has been acquired, (iii) other costs related to acquisition activities that would not have been incurred had the acquisition of the contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other acquisition related costs are expensed as incurred. The Company retrospectively adopted the new standard on January 1, 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted and Note 2 for the Company’s accounting policies on DAC.

Receivables
In April 2011, the FASB updated the accounting standards for troubled debt restructurings. The new standard includes indicators that a lender should consider in determining whether a borrower is experiencing financial difficulties and provides clarification for determining whether the lender has granted a concession to the borrower. The standard sets the effective dates for troubled debt restructuring disclosures required by recent guidance on credit quality disclosures. The standard is effective for interim and annual periods beginning on or after June 15, 2011, and is to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption. For purposes of measuring impairments of receivables that are considered impaired as a result of applying the new guidance, the standard should be applied prospectively for the interim or annual period beginning on or after June 15, 2011. The Company adopted the standard in the third quarter of 2011. The adoption did not have any effect on the Company’s consolidated financial condition and results of operations. See Note 6 for the required disclosures.

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosures on fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presents activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures on the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. The Company adopted the standard in the first quarter of 2010, except for the additional disclosures related to the Level 3 rollforward, which the Company adopted in the first quarter of 2011. The adoption did not impact the Company’s consolidated financial condition and results of operations. See Note 13 for the required disclosures.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of VIEs. The standard amends the guidance on the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model and requires additional disclosures about an enterprise’s involvement in VIEs. Under the new qualitative model, the primary beneficiary must have both the power to direct the activities of the VIE and the obligation to absorb losses or the right to receive gains that could be potentially significant to the VIE. In February 2010, the FASB amended this guidance to defer application of the consolidation requirements for certain investment funds. The standards are effective for interim and annual reporting periods beginning after November 15, 2009. The Company adopted the standard effective January 1, 2010 which did not impact its consolidated financial condition and results of operations.

Future Adoption of New Accounting Standards

Comprehensive Income
In February 2013, the FASB updated the accounting standard related to comprehensive income. The update requires entities to provide information about significant amounts reclassified out of accumulated other comprehensive income. The standard is effective for interim and annual periods beginning after December 15, 2012 and is required to be applied prospectively. The adoption of the standard will not impact the Company’s consolidated results of operations and financial condition.

Balance Sheet
In December 2011, the FASB updated the accounting standards to require new disclosures about offsetting assets and liabilities. The standard requires an entity to disclose both gross and net information about certain financial instruments and

RiverSource Life Insurance Company

transactions subject to master netting arrangements (or similar agreements) or eligible for offset in the statement of financial position. The standard is effective for interim and annual periods beginning on or after January 1, 2013 on a retrospective basis. The adoption of the standard is not expected to impact the Company’s consolidated financial condition and results of operations.

4.	VARIABLE INTEREST ENTITIES
RTA, a subsidiary of RiverSource Life Insurance Company, has variable interests in affordable housing partnerships for which it is not the primary beneficiary and, therefore, does not consolidate.

RTA’s maximum exposure to loss as a result of its investments in the affordable housing partnerships is limited to the carrying values of these investments. The carrying values are reflected in other investments and were $409 million and $384 million as of December 31, 2012 and 2011, respectively. RTA has no obligation to provide financial or other support to the affordable housing partnerships in addition to liabilities already recorded for future funding commitments nor has it provided any additional support to the affordable housing partnerships. The Company had liabilities of $144 million and $267 million recorded in other liabilities as of December 31, 2012 and 2011, respectively, related to the future funding commitments for affordable housing partnerships.

5.	INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2012
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Noncredit
Description of Securities (in millions)	Cost	Gains	Losses	Value	OTTI(1)

Fixed maturities:
Corporate debt securities	$14,881	$2,167	$(7)	$17,041	$—
Residential mortgage backed securities	3,446	233	(58)	3,621	(24)
Commercial mortgage backed securities	2,717	287	—	3,004	—
State and municipal obligations	976	180	(34)	1,122	—
Asset backed securities	808	66	(3)	871	—
Foreign government bonds and obligations	188	36	—	224	—
U.S. government and agencies obligations	42	7	—	49	—

Total fixed maturities	23,058	2,976	(102)	25,932	(24)
Common stocks	2	2	—	4	1

Total	$23,060	$2,978	$(102)	$25,936	$(23)

	December 31, 2011
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Noncredit
Description of Securities (in millions)	Cost	Gains	Losses	Value	OTTI(1)

Fixed maturities:
Corporate debt securities	$14,770	$1,726	$(78)	$16,418	$—
Residential mortgage backed securities	4,264	242	(138)	4,368	(41)
Commercial mortgage backed securities	3,355	276	—	3,631	—
State and municipal obligations	1,012	131	(47)	1,096	—
Asset backed securities	812	43	(6)	849	—
Foreign government bonds and obligations	126	19	(1)	144	—
U.S. government and agencies obligations	49	8	—	57	—
Other structured investments	10	4	—	14	4

Total fixed maturities	24,398	2,449	(270)	26,577	(37)
Common stocks	1	1	—	2	—

Total	$24,399	$2,450	$(270)	$26,579	$(37)

(1)	Represents the amount of other-than-temporary impairment (“OTTI”) losses in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

At December 31, 2012 and 2011, fixed maturity securities comprised approximately 84% and 87%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2012 and

RiverSource Life Insurance Company

2011, approximately $1.5 billion and $1.2 billion, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2012			December 31, 2011
			Percent of			Percent of
	Amortized	Fair	Total Fair	Amortized	Fair	Total Fair
Ratings (in millions, except percentages)	Cost	Value	Value	Cost	Value	Value

AAA	$5,680	$6,198	24%	$7,276	$7,811	30%
AA	1,102	1,273	5	1,161	1,291	5
A	4,262	4,849	19	4,148	4,578	17
BBB	10,409	12,019	46	10,211	11,446	43
Below investment grade	1,605	1,593	6	1,602	1,451	5

Total fixed maturities	$23,058	$25,932	100%	$24,398	$26,577	100%

At December 31, 2012 and 2011, approximately 32% and 33%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

(in millions, except	December 31, 2012
number of securities)	Less than 12 months			12 months or more			Total

	Number of	Fair	Unrealized	Number of	Fair	Unrealized	Number of	Fair	Unrealized
Description of Securities	Securities	Value	Losses	Securities	Value	Losses	Securities	Value	Losses

Corporate debt securities	50	$477	$(4)	6	$70	$(3)	56	$547	$(7)
Residential mortgage backed securities	6	107	—	56	293	(58)	62	400	(58)
State and municipal obligations	—	—	—	2	100	(34)	2	100	(34)
Asset backed securities	1	10	—	5	86	(3)	6	96	(3)

Total	57	$594	$(4)	69	$549	$(98)	126	$1,143	$(102)

(in millions, except	December 31, 2011
number of securities)	Less than 12 months			12 months or more			Total

	Number of	Fair	Unrealized	Number of	Fair	Unrealized	Number of	Fair	Unrealized
Description of Securities	Securities	Value	Losses	Securities	Value	Losses	Securities	Value	Losses

Corporate debt securities	70	$1,004	$(37)	9	$257	$(41)	79	$1,261	$(78)
Residential mortgage backed securities	31	344	(8)	63	336	(130)	94	680	(138)
State and municipal obligations	—	—	—	2	87	(47)	2	87	(47)
Asset backed securities	11	139	(3)	3	43	(3)	14	182	(6)
Foreign government bonds and obligations	5	23	(1)	—	—	—	5	23	(1)

Total	117	$1,510	$(49)	77	$723	$(221)	194	$2,233	$(270)

As part of the Company’s ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to movement in credit spreads primarily related to non-agency residential mortgage backed securities purchased prior to 2008.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities’ total other-than-temporary impairments was recognized in other comprehensive income:

	Years Ended December 31,
(in millions)	2012	2011	2010

Beginning balance	$106	$108	$82
Credit losses for which an other-than-temporary impairment was not previously recognized	1	13	14
Credit losses for which an other-than-temporary impairment was previously recognized	16	11	12
Reductions for securities sold during the period (realized)	(36)	(26)	—

Ending balance	$87	$106	$108

RiverSource Life Insurance Company

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents a rollforward of the net unrealized securities gains on Available-for-Sale securities included in accumulated other comprehensive income:

			Accumulated Other
	Net		Comprehensive Income
	Unrealized		Related to Net
	Securities	Deferred	Unrealized Securities
(in millions)	Gains	Income Tax	Gains

Balance at January 1, 2010	$638	$(222)	$416
Cumulative effect of accounting change	62	(22)	40 (1)
Net unrealized securities gains arising during the period(2)	794	(278)	516
Reclassification of net securities gains included in net income	(20)	7	(13)
Impact on DAC, DSIC, benefit reserves and reinsurance recoverables	(259)	90	(169)

Balance at December 31, 2010	1,215	(425)	790 (3)
Net unrealized securities gains arising during the period(2)	560	(196)	364
Reclassification of net securities gains included in net income	(5)	2	(3)
Impact on DAC, DSIC, benefit reserves and reinsurance recoverables	(299)	105	(194)

Balance at December 31, 2011	1,471	(514)	957 (3)
Net unrealized securities gains arising during the period(2)	694	(243)	451
Reclassification of net securities losses included in net income	2	(1)	1
Impact on DAC, DSIC, benefit reserves and reinsurance recoverables	(237)	83	(154)

Balance at December 31, 2012	$1,930	$(675)	$1,255 (3)

(1)	The Company retrospectively adopted a new accounting standard on January 1, 2012 for DAC. See Note 1 and Note 3 for additional information on the adoption impact.
(2)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income during the period.
(3)	Includes $(15) million, $(20) million and $(13) million of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2012, 2011 and 2010, respectively.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2012	2011	2010

Gross realized investment gains	$16	$48	$51
Gross realized investment losses	(1)	(20)	(4)
Other-than-temporary impairments	(17)	(24)	(28)

Total	$(2)	$4	$19

Other-than-temporary impairments for the years ended December 31, 2012 and 2011 primarily related to credit losses on non-agency residential mortgage backed securities. Other-than-temporary impairments for the year ended December 31, 2010 primarily related to credit losses on non-agency residential mortgage backed securities as well as corporate debt securities in the gaming industry.

RiverSource Life Insurance Company

Available-for-Sale securities by contractual maturity at December 31, 2012 were as follows:

	Amortized
(in millions)	Cost	Fair Value

Due within one year	$1,537	$1,563
Due after one year through five years	4,065	4,372
Due after five years through 10 years	6,902	7,900
Due after 10 years	3,583	4,601

	16,087	18,436

Residential mortgage backed securities	3,446	3,621
Commercial mortgage backed securities	2,717	3,004
Asset backed securities	808	871
Common stocks	2	4

Total	$23,060	$25,936

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities, as well as common stocks, were not included in the maturities distribution.

At both December 31, 2012 and 2011, bonds carried at $7 million were on deposit with various states as required by law.

Net investment income is summarized as follows:

	Years Ended December 31,
(in millions)	2012	2011	2010

Income on fixed maturities	$1,324	$1,469	$1,486
Income on mortgage loans	158	149	156
Other investments	26	18	32

	1,508	1,636	1,674
Less: investment expenses	28	43	45

Total	$1,480	$1,593	$1,629

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2012	2011	2010

Fixed maturities	$(2)	$4	$19
Mortgage loans	—	2	(6)
Other investments	(1)	(1)	3

Total	$(3)	$5	$16

6.	FINANCING RECEIVABLES

The Company’s financing receivables include commercial and residential mortgage loans, syndicated loans and policy loans. Syndicated loans are reflected in other investments. Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

Allowance for Loan Losses

The following tables present a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method and type of loan:

	December 31, 2012

	Commercial	Syndicated
(in millions)	Mortgage Loans	Loans	Total

Beginning balance	$32	$5	$37
Charge-offs	(6)	(1)	(7)
Provisions	—	—	—

Ending balance	$26	$4	$30

Individually evaluated for impairment	$5	$—	$5
Collectively evaluated for impairment	21	4	25

RiverSource Life Insurance Company

	December 31, 2011

	Commercial	Syndicated
(in millions)	Mortgage Loans	Loans	Total

Beginning balance	$36	$5	$41
Charge-offs	(3)	—	(3)
Provisions	(1)	—	(1)

Ending balance	$32	$5	$37

Individually evaluated for impairment	$9	$—	$9
Collectively evaluated for impairment	23	5	28

	December 31, 2010

	Commercial	Syndicated
(in millions)	Mortgage Loans	Loans	Total

Beginning balance	$30	$12	$42
Charge-offs	(1)	(2)	(3)
Provisions	7	(5)	2

Ending balance	$36	$5	$41

Individually evaluated for impairment	$8	$—	$8
Collectively evaluated for impairment	28	5	33

The recorded investment in financing receivables by impairment method and type of loan was as follows:

	December 31, 2012

	Commercial	Residential	Syndicated
(in millions)	Mortgage Loans	Mortgage Loans	Loans	Total

Individually evaluated for impairment	$39	$—	$—	$39
Collectively evaluated for impairment	2,442	934	303	3,679

Total	$2,481	$934	$303	$3,718

	December 31, 2011

	Commercial	Syndicated
(in millions)	Mortgage Loans	Loans	Total

Individually evaluated for impairment	$64	$1	$65
Collectively evaluated for impairment	2,441	301	2,742

Total	$2,505	$302	$2,807

As of December 31, 2012 and 2011, the Company’s recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $10 million and $4 million, respectively.

Residential mortgage loans are presented net of unamortized discount of $80 million as of December 31, 2012.

Purchases and sales of loans were as follows:

	Years Ended December 31,
(in millions)	2012	2011	2010

Purchases
Residential mortgage loans	$954	$—	$—
Syndicated loans	111	194	59

Total loans purchased	$1,065	$194	$59

Sales
Syndicated loans	$9	$2	$2

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were $4 million and $12 million as of December 31, 2012 and 2011, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans
The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 2% and 3% of total commercial mortgage loans at December 31, 2012 and 2011, respectively.

RiverSource Life Insurance Company

Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	December 31, 2012			December 31, 2011

		Percent of	Funding		Percent of	Funding
(in millions, except percentages)	Loans	Loans	Commitments	Loans	Loans	Commitments

South Atlantic	$625	25%	$29	$618	25%	$—
Pacific	565	23	15	556	22	1
Mountain	262	11	12	275	11	11
East North Central	255	10	3	247	10	—
West North Central	216	9	—	224	9	1
Middle Atlantic	198	8	6	217	9	—
West South Central	159	6	4	173	7	2
New England	135	5	1	130	5	—
East South Central	66	3	2	65	2	—

	2,481	100%	$72	2,505	100%	$15

Less: allowance for loan losses	26			32

Total	$2,455		$2,473

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	December 31, 2012			December 31, 2011

		Percent of	Funding		Percent of	Funding
(in millions, except percentages)	Loans	Loans	Commitments	Loans	Loans	Commitments

Retail	$822	33%	$41	$825	33%	$2
Office	597	24	—	669	27	2
Industrial	449	18	9	455	18	1
Apartments	415	17	13	358	14	—
Mixed use	42	2	—	42	2	—
Hotel	36	1	—	51	2	—
Other	120	5	9	105	4	10

	2,481	100%	$72	2,505	100%	$15

Less: allowance for loan losses	26			32

Total	$2,455			$2,473

Residential Mortgage Loans
In October 2012, the Company purchased $954 million of residential mortgage loans at fair value from an affiliate, Ameriprise Bank, FSB. The purchase price takes into account the credit quality of the loan portfolio resulting in no allowance for loan losses recorded at purchase. The Company considers the credit worthiness of borrowers (FICO score), collateral characteristics such as LTV and geographic concentration to determine when an amount for an allowance for loan losses for residential mortgage loans is appropriate. At a minimum, management will update FICO scores and LTV ratios semiannually.

As of December 31, 2012, approximately 3% of residential mortgage loans had FICO scores below 640. At December 31, 2012, approximately 7% of the Company’s residential mortgage loans had LTV ratios greater than 90%. The Company’s most significant geographic concentration for residential mortgage loans is in California representing 38% of the portfolio as of December 31, 2012. No other state represents more than 10% of the total residential mortgage loan portfolio. At December 31, 2012, the Company had $627 million of funding commitments for residential mortgage loans.

Syndicated Loans
The Company’s syndicated loan portfolio is diversified across industries and issuers. The primary credit indicator for syndicated loans is whether the loans are performing in accordance with the contractual terms of the syndication. Total nonperforming syndicated loans at December 31, 2012 and 2011 were $2 million and $1 million, respectively.

RiverSource Life Insurance Company

Troubled Debt Restructurings
The following table presents the number of loans restructured by the Company during the period and their recorded investment at the end of the period:

	Years Ended December 31,
	2012		2011

	Number of	Recorded	Number of	Recorded
(in millions, except number of loans)	Loans	Investment	Loans	Investment

Commercial mortgage loans	4	$13	10	$49
Syndicated loans	2	1	—	—

Total	6	$14	10	$49

The troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2012 and 2011. There are no material commitments to lend additional funds to borrowers whose loans have been restructured.

7.	DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The Company retrospectively adopted a new accounting standard for DAC in the first quarter of 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

In the third quarter of the year, management conducts its annual review of insurance and annuity valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, management updates valuation assumptions. The impact in the third quarter of 2012 and 2011 primarily reflected the low interest rate environment and for 2012, the assumption of continued low interest rates over the near-term. As part of the third quarter 2010 process, management extended the projection periods used for its annuity products and revised client asset value growth rates assumed for variable annuity and VUL contracts.

The balances of and changes in DAC (subsequent to the adjustment for the new accounting standard) were as follows:

(in millions)	2012	2011	2010

Balance at January 1	$2,413	$2,521	$2,349
Capitalization of acquisition costs	253	282	295
Amortization, excluding the impact of valuation assumptions review	(214)	(305)	(227)
Amortization, impact of valuation assumptions review	(11)	(31)	174
Impact of change in net unrealized securities gains	(68)	(54)	(70)

Balance at December 31	$2,373	$2,413	$2,521

The balances of and changes in DSIC were as follows:

(in millions)	2012	2011	2010

Balance at January 1	$464	$545	$524
Capitalization of sales inducement costs	7	9	35
Amortization, excluding the impact of valuation assumptions review	(45)	(70)	(49)
Amortization, impact of valuation assumptions review	(13)	(11)	52
Impact of change in net unrealized securities gains	(9)	(9)	(17)

Balance at December 31	$404	$464	$545

8.	REINSURANCE

Generally, the Company currently reinsures 90% of the death benefit liability related to almost all individual fixed and variable universal life and term life insurance products. As a result, the Company typically retains and is at risk for, at most, 10% of each policy’s death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. RiverSource Life Insurance Company began reinsuring risks at this level in 2001 (RiverSource Life of NY began in 2002) for term life insurance and 2002 (2003 for RiverSource Life of NY) for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by the Company is $1.5 million on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

RiverSource Life Insurance Company

For existing LTC policies, the Company ceded 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retained the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states in October 2007 (August 2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2012 and 2011, traditional life and universal life insurance in force aggregated $191.4 billion and $191.2 billion, respectively, of which $138.6 billion and $136.2 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

	Years Ended December 31,
(in millions)	2012	2011	2010

Direct premiums	$656	$707	$681
Reinsurance ceded	(214)	(214)	(192)

Net premiums	$442	$493	$489

Policy and contract charges are presented on the Consolidated Statements of Income net of $84 million, $71 million and $67 million of reinsurance ceded for the years ended December 31, 2012, 2011 and 2010, respectively.

Reinsurance recovered from reinsurers was $196 million, $189 million and $166 million for the years ended December 31, 2012, 2011 and 2010, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Reinsurance recoverables include approximately $1.6 billion and $1.5 billion related to LTC risk ceded to Genworth as of December 31, 2012 and 2011, respectively. Included in future policy benefits is $615 million and $629 million related to assumed reinsurance arrangements as of December 31, 2012 and 2011, respectively.

9.	FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS’ FUNDS AND SEPARATE ACCOUNT LIABILITIES

The Company retrospectively adopted a new accounting standard for DAC in the first quarter of 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

Future policy benefits (subsequent to the adjustment for the new accounting standard) and policy claims and other policyholders’ funds consisted of the following:

	December 31,
(in millions)	2012	2011

Fixed annuities	$16,075	$16,401
EIA accumulated host values	31	58
EIA embedded derivatives	2	2
Variable annuity fixed sub-accounts	4,843	4,852
Variable annuity GMWB	799	1,377
Variable annuity GMAB	103	237
Other variable annuity guarantees	13	14

Total annuities	21,866	22,941
VUL/UL insurance	2,760	2,662
IUL accumulated host values	59	4
IUL embedded derivatives	45	3
VUL/UL insurance additional liabilities	294	220
Other life, DI and LTC insurance	5,646	5,339

Total future policy benefits	30,670	31,169
Policy claims and other policyholders’ funds	132	121

Total future policy benefits and policy claims and other policyholders’ funds	$30,802	$31,290

RiverSource Life Insurance Company

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2012	2011

Variable annuity variable sub-accounts	$63,302	$57,556
VUL insurance variable sub-accounts	6,051	5,575
Other insurance variable sub-accounts	42	43

Total	$69,395	$63,174

Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity payments in fixed rate securities. The Company may hedge the interest rate risks related to fixed annuities with derivative instruments. As of December 31, 2012 and 2011, there were no outstanding derivatives to hedge these risks.

Equity Indexed Annuities
The Index 500 Annuity, the Company’s EIA product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments. In 2007, the Company discontinued new sales of EIAs.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB, GGU and GMIB provisions. See Note 16 for additional information regarding derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. In 2011, the Company began offering IUL insurance. IUL is similar to UL in that it provides life insurance coverage and cash value that increases as a result of credited interest. Also, like UL, there is a minimum guaranteed credited rate of interest. Unlike UL, the rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the S&P 500 Index (subject to a cap). The policyholder may allocate all or a portion of the policy value to a fixed or indexed account. The Company also offers term and whole life insurance as well as disability products. The Company no longer offers standalone LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

10.	VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees.

RiverSource Life Insurance Company

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has three primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•	Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Once withdrawals begin, the contractholder’s funds are moved to one of the three least aggressive asset allocation models.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2012				December 31, 2011

		Contract		Weighted		Contract		Weighted
	Total	Value in	Net	Average	Total	Value in	Net	Average
Variable Annuity Guarantees by Benefit Type(1)	Contract	Separate	Amount	Attained	Contract	Separate	Amount	Attained
(in millions, except age)	Value	Accounts	at Risk(2)	Age	Value	Accounts	at Risk(2)	Age

GMDB:
Return of premium	$45,697	$43,942	$61	63	$40,011	$38,275	$382	63
Five/six-year reset	11,233	8,722	115	63	11,631	9,118	350	63
One-year ratchet	7,367	6,933	106	65	7,233	6,777	479	64
Five-year ratchet	1,616	1,563	3	61	1,472	1,418	25	61
Other	912	885	62	68	759	732	93	68

Total — GMDB	$66,825	$62,045	$347	63	$61,106	$56,320	$1,329	63

GGU death benefit	$958	$907	$93	63	$920	$868	$78	63
GMIB	$425	$399	$72	66	$463	$433	$106	65
GMWB:
GMWB	$3,898	$3,880	$34	66	$3,887	$3,868	$236	65
GMWB for life	28,588	28,462	263	64	23,756	23,625	863	64

Total — GMWB	$32,486	$32,342	$297	64	$27,643	$27,493	$1,099	64

GMAB	$3,773	$3,762	$5	57	$3,516	$3,509	$63	56

(1)	Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2)	Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

RiverSource Life Insurance Company

Changes in additional liabilities for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB	GMAB	UL

Balance at January 1, 2010	$6	$6	$204	$100	$15
Incurred claims	17	3	133	4	59
Paid claims	(18)	(1)	—	—	(6)

Balance at December 31, 2010	5	8	337	104	68
Incurred claims	10	2	1,040	133	53
Paid claims	(10)	(1)	—	—	(10)

Balance at December 31, 2011	5	9	1,377	237	111
Incurred claims	6	1	(578)	(134)	57
Paid claims	(7)	(1)	—	—	(13)

Balance at December 31, 2012	$4	$9	$799	$103	$155

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2012	2011

Mutual funds:
Equity	$32,054	$30,738
Bond	26,165	23,862
Other	3,991	1,969

Total mutual funds	$62,210	$56,569

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2012, 2011 and 2010.

11.	LINES OF CREDIT

RiverSource Life Insurance Company, as the borrower, had an outstanding balance at December 31, 2012 and 2011 of $150 million and $300 million, respectively, under a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed $800 million at any time. Prior to January 1, 2012, the interest rate for any borrowing under the agreement was established by reference to LIBOR plus 115 basis points. In January 2012, an amendment to this agreement decreased the interest rate to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty.

The Company has a revolving credit agreement with Ameriprise Financial as the lender aggregating $200 million. Prior to August 1, 2012, the interest rate for any borrowings is established by reference to LIBOR. In August 2012, an amendment to this agreement increased the interest rate to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. There were no amounts outstanding on this line of credit at December 31, 2012 and 2011.

In December 2009, RiverSource Life Insurance Company, as the lender, entered into a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. Prior to January 1, 2012, the interest rate for any borrowing was established by reference to LIBOR plus 115 basis points. In January 2012, an amendment to this agreement decreased the interest rate to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2012 and 2011.

12.	BORROWINGS UNDER REPURCHASE AGREEMENTS

The Company enters into repurchase agreements in exchange for cash which it accounts for as secured borrowings. The Company has pledged Available-for-Sale securities consisting of agency residential mortgage backed securities and commercial mortgage backed securities to collateralize its obligation under the repurchase agreements. The fair value of the securities pledged is recorded in investments and was $518 million and $521 million at December 31, 2012 and 2011, respectively. The amount of the Company’s liability including accrued interest as of December 31, 2012 and 2011 was $501 million and $504 million, respectively. The weighted average annualized interest rate on the repurchase agreements held as of December 31, 2012 and 2011 was 0.4% and 0.3%, respectively.

RiverSource Life Insurance Company

13.	FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy
The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2012
(in millions)	Level 1	Level 2	Level 3	Total

Assets
Available-for-Sale securities:
Fixed maturities:
Corporate debt securities	$—	$15,387	$1,654	$17,041
Residential mortgage backed securities	—	3,598	23	3,621
Commercial mortgage backed securities	—	2,834	170	3,004
State and municipal obligations	—	1,122	—	1,122
Asset backed securities	—	715	156	871
Foreign government bonds and obligations	—	224	—	224
U.S. government and agencies obligations	10	39	—	49

Total Available-for-Sale securities: Fixed maturities	10	23,919	2,003	25,932
Common stocks	2	2	—	4
Cash equivalents	—	264	—	264
Other assets:
Interest rate derivative contracts	—	2,191	—	2,191
Equity derivative contracts	285	936	—	1,221
Foreign currency derivative contracts	—	6	—	6

Total other assets	285	3,133	—	3,418
Separate account assets	—	69,395	—	69,395

Total assets at fair value	$297	$96,713	$2,003	$99,013

Liabilities
Future policy benefits:
EIA embedded derivatives	$—	$2	$—	$2
IUL embedded derivatives	—	45	—	45
GMWB and GMAB embedded derivatives	—	—	833	833

Total future policy benefits	—	47	833	880	(1)
Other liabilities:
Interest rate derivative contracts	—	1,486	—	1,486
Equity derivative contracts	258	1,535	—	1,793

Total other liabilities	258	3,021	—	3,279

Total liabilities at fair value	$258	$3,068	$833	$4,159

(1)	The Company’s adjustment for nonperformance risk resulted in a $389 million cumulative decrease to the embedded derivative liability.

RiverSource Life Insurance Company

	December 31, 2011
(in millions)	Level 1	Level 2	Level 3	Total

Assets
Available-for-Sale securities:
Fixed maturities:
Corporate debt securities	$—	$15,076	$1,342	$16,418
Residential mortgage backed securities	—	4,310	58	4,368
Commercial mortgage backed securities	—	3,615	16	3,631
State and municipal obligations	—	1,096	—	1,096
Asset backed securities	—	716	133	849
Foreign government bonds and obligations	—	144	—	144
U.S. government and agencies obligations	10	47	—	57
Other structured investments	—	—	14	14

Total Available-for-Sale securities: Fixed maturities	10	25,004	1,563	26,577
Common stocks	1	1	—	2
Trading securities	—	25	—	25
Cash equivalents	—	809	—	809
Other assets:
Interest rate derivative contracts	—	1,801	—	1,801
Equity derivative contracts	274	1,041	—	1,315
Credit derivative contracts	—	1	—	1
Foreign currency derivative contracts	—	7	—	7

Total other assets	274	2,850	—	3,124
Separate account assets	—	63,174	—	63,174

Total assets at fair value	$285	$91,863	$1,563	$93,711

Liabilities
Future policy benefits:
EIA embedded derivatives	$—	$2	$—	$2
IUL embedded derivatives	—	3	—	3
GMWB and GMAB embedded derivatives	—	—	1,585	1,585

Total future policy benefits	—	5	1,585	1,590	(1)
Other liabilities:
Interest rate derivative contracts	—	1,198	—	1,198
Equity derivative contracts	297	734	—	1,031
Foreign currency derivative contracts	—	10	—	10

Total other liabilities	297	1,942	—	2,239

Total liabilities at fair value	$297	$1,947	$1,585	$3,829

(1)	The Company’s adjustment for nonperformance risk resulted in a $506 million cumulative decrease to the embedded derivative liability.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

								Future Policy
	Available-for-Sale Securities: Fixed Maturities							Benefits:
		Residential	Commercial					GMWB and
	Corporate	Mortgage	Mortgage	Asset	Other			GMAB
	Debt	Backed	Backed	Backed	Structured			Embedded
(in millions)	Securities	Securities	Securities	Securities	Investments	Total		Derivatives

Balance, January 1, 2012	$1,342	$58	$16	$133	$14	$1,563		$(1,585)
Total gains (losses) included in:
Net income	(1)	(7)	1	1	—	(6	)(1)	948 (2)
Other comprehensive income	12	10	7	2	1	32		—
Purchases	444	31	8	—	—	483		—
Sales	—	—	—	—	—	—		—
Issues	—	—	—	—	—	—		(188)
Settlements	(153)	(12)	—	(2)	—	(167)		(8)
Transfers into Level 3	10	25	146	22	—	203		—
Transfers out of Level 3	—	(82)	(8)	—	(15)	(105)		—

Balance, December 31, 2012	$1,654	$23	$170	$156	$—	$2,003		$(833)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2012 included in:
Net investment income	$(1)	$—	$1	$1	$—	$1		$—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—		908

(1)	Represents a $7 million loss included in net realized investment gains (losses) and a $1 million gain included in net investment income in the Consolidated Statements of Income.

(2)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

							Future Policy
	Available-for-Sale Securities: Fixed Maturities						Benefits:
		Residential	Commercial				GMWB and
	Corporate	Mortgage	Mortgage	Asset	Other		GMAB
	Debt	Backed	Backed	Backed	Structured		Embedded
(in millions)	Securities	Securities	Securities	Securities	Investments	Total	Derivatives

Balance, January 1, 2011	$1,317	$2,697	$30	$148	$13	$4,205	$(421)
Total gains (losses) included in:
Net income	7	49	—	2	1	59 (1)	(1,007	)(2)
Other comprehensive income	12	(75)	—	(6)	(2)	(71)	—
Purchases	178	26	71	—	3	278	—
Sales	(50)	(3)	—	—	—	(53)	—
Issues	—	—	—	—	—	—	(149)
Settlements	(117)	(471)	—	(3)	(1)	(592)	(8)
Transfers into Level 3	7	—	1	—	—	8	—
Transfers out of Level 3	(12)	(2,165)	(86)	(8)	—	(2,271)	—

Balance, December 31, 2011	$1,342	$58	$16	$133	$14	$1,563	$(1,585)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2011 included in:
Net investment income	$—	$—	$—	$1	$—	$1	$—
Net realized investment gains (losses)	—	(23)	—	—	1	(22)	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	(1,035)

(1)	Represents a $26 million loss included in net realized investment gains (losses) and an $85 million gain included in net investment income in the Consolidated Statements of Income.

(2)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

RiverSource Life Insurance Company

							Future Policy
	Available-for-Sale Securities: Fixed Maturities						Benefits:
		Residential	Commercial				GMWB and
	Corporate	Mortgage	Mortgage	Asset	Other		GMAB
	Debt	Backed	Backed	Backed	Structured		Embedded
(in millions)	Securities	Securities	Securities	Securities	Investments	Total	Derivatives

Balance, January 1, 2010	$1,239	$2,868	$72	$119	$11	$4,309	$(299)
Total gains (losses) included in:
Net income	1	55	1	5	2	64 (1)	4 (2)
Other comprehensive income	30	202	10	10	—	252	—
Purchases, sales, issues and settlements, net	22	(428)	91	27	—	(288)	(126)
Transfers into Level 3	25	—	—	—	—	25	—
Transfers out of Level 3	—	—	(144)	(13)	—	(157)	—

Balance, December 31, 2010	$1,317	$2,697	$30	$148	$13	$4,205	$(421)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2010 included in:
Net investment income	$—	$79	$—	$4	$—	$83	$—
Net realized investment gains (losses)	—	(26)	—	—	—	(26)	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	(15)

(1)	Represents a $21 million loss included in net realized investment gains (losses) and an $85 million gain included in net investment income in the Consolidated Statements of Income.

(2)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

The impact to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its GMWB and GMAB embedded derivatives was $(82) million, $216 million and $36 million, net of DAC and DSIC amortization, for the years ended December 31, 2012, 2011 and 2010, respectively.

During the years ended December 31, 2012 and 2011, transfers from Level 3 to Level 2 included certain non-agency residential mortgage backed securities with a fair value of approximately $58 million and $2.2 billion, respectively. The transfers reflect improved pricing transparency of these securities, a continuing trend of increased activity in the non-agency residential mortgage backed securities market and observability of significant inputs to the valuation methodology. All other securities transferred from Level 3 to Level 2 represent securities with fair values that are now obtained from a third party pricing service with observable inputs. Securities transferred from Level 2 to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2012:

				Range
	Fair Value	Valuation Technique	Unobservable Input	(Weighted Average)

	(in millions)
Corporate debt securities (private placements)	$1,624	Discounted cash flow	Yield/spread to U.S. Treasuries	1.1% – 8.5% (2.2%	)
GMWB and GMAB embedded derivatives	$833	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0% – 56.4%
			Surrender rate	0.0% – 56.3%
			Market volatility(2)	5.6% – 21.2%
			Nonperformance risk(3)	97 bps

(1)	The utilization of the guaranteed withdrawals represents the percentage of policyholders that will begin withdrawing in any given year.

(2)	Market volatility is implied volatility of fund of funds.

(3)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivative.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) fair value measurement. Significant increases

RiverSource Life Insurance Company

(decreases) in surrender rate and nonperformance risk used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution system and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value
The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, municipal bonds, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the net asset value (“NAV”) of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2012 and 2011. See Note 16 for further information on the credit risk of derivative instruments and related collateral.

RiverSource Life Insurance Company

Liabilities

Future Policy Benefits
The Company values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of the Company’s nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

The Company’s Corporate Actuarial Department calculates the fair value of the GMWB and GMAB embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its EIA and IUL products. The inputs to these calculations are primarily market observable and include interest rates, volatilities and equity index levels. As a result, these measurements are classified as Level 2.

Other Liabilities
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active OTC markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2012 and 2011. See Note 16 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis. The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

	December 31,					December 31,
	2012					2011

	Carrying	Fair Value				Carrying	Fair
(in millions)	Value	Level 1	Level 2	Level 3	Total	Value	Value

Financial Assets
Mortgage loans, net	$3,389	$—	$—	$3,568	$3,568	$2,473	$2,650
Policy loans	752	—	—	725	725	739	713
Other investments	309	—	292	24	316	308	311
Restricted cash	86	86	—	—	86	26	26

Financial Liabilities
Future policy benefits	$14,701	$—	$—	$15,982	$15,982	$15,064	$16,116
Separate account liabilities	360	—	360	—	360	345	345
Line of credit with Ameriprise Financial	150	—	—	150	150	300	300
Borrowings under repurchase agreements	501	—	500	—	500	504	502
Other liabilities	144	—	—	142	142	267	263

Mortgage Loans, Net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan.

RiverSource Life Insurance Company

The fair value of residential mortgage loans is determined by discounting estimated cash flows and incorporating adjustments for prepayment, administration expenses, severity and credit loss estimates, with discount rates based on the Company’s estimate of current market conditions.

Given the significant unobservable inputs to the valuation of mortgage loans, these measurements are classified as Level 3.

Policy Loans
The fair value of policy loans is determined using discounted cash flows and are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

Other Investments
Other investments primarily consist of syndicated loans and an investment in Federal Home Loan Bank of Des Moines (“FHLB”). The fair value of syndicated loans is obtained from a third party service or non-binding broker quotes. Syndicated loans that are priced by multiple non-binding broker quotes are classified as Level 2 and syndicated loans priced using a single non-binding broker quote are classified as Level 3. The fair value of the investment in FHLB is approximated by the carrying value and classified as Level 3 due to restrictions on transfer or lack of liquidity.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to the Company and do not transfer to third party market participants; therefore, the carrying amount is a reasonable estimate of fair value. The fair value of restricted cash is classified as Level 1.

Future Policy Benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status, EIA host contracts and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets represents the exit price for the separate account liabilities. Separate account liabilities are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

Line of Credit with Ameriprise Financial
The fair value of the line of credit is determined by discounting cash flows with an adjustment for the Company’s nonperformance risk specific to this liability. The fair value of the line of credit is classified as Level 3.

Borrowings under Repurchase Agreements
The fair value of borrowings under agreements to repurchase is obtained from a third party pricing service. A nonperformance adjustment is not included as collateral requirements for these borrowings minimize the nonperformance risk. The fair value of borrowings under agreements to repurchase is classified as Level 2.

Other Liabilities
Other liabilities consist of future funding commitments to affordable housing partnerships. The fair value of these future funding commitments is determined by discounting cash flows and is classified as Level 3 as the discount rate is adjusted.

14.	RELATED PARTY TRANSACTIONS
Columbia Management Investment Advisers, LLC is the investment manager for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2012, 2011 and 2010, the Company received $244 million, $222 million and $136 million, respectively, from Columbia Management Investment Advisers, LLC for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $477 million, $530 million and $527 million for 2012, 2011 and 2010,

RiverSource Life Insurance Company

respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Dividends paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2012	2011	2010

Cash dividends paid to Ameriprise Financial	$865	$750	$500
Non-cash dividends paid to Ameriprise Financial	—	850	—
Cash dividends received from RiverSource Life of NY	50	79	28
Cash dividends received from RTA	—	53	63

Notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 15 for additional information.

During 2012 and 2011, RiverSource Life Insurance Company made cash contributions to RTA of $53 million and $111 million, respectively, for ongoing funding commitments related to affordable housing partnership investments.

In October 2012, the Company purchased $954 million of residential mortgage loans from an affiliate, Ameriprise Bank, FSB. The Company purchased the loans for investment purposes and as part of Ameriprise Financial’s initiative to transition Ameriprise Bank, FSB from a federal savings bank to a limited powers national trust bank. The portfolio consists primarily of variable rate revolving loans, and includes both first and second liens. The loans were purchased by the Company at fair value. See Note 6 for additional information.

During 2010, the Company received a non-cash capital contribution of $14 million comprised of affordable housing partnership investments from Ameriprise Financial.

Beginning in 2010, the Company’s taxable income was included in the consolidated federal income tax return of Ameriprise Financial. Net amount due to Ameriprise Financial for federal income taxes were $17 million at December 31, 2012. Net amount due from Ameriprise Financial for federal income taxes were $86 million at December 31, 2011.

15.	STATUTORY CAPITAL AND SURPLUS
State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus aggregated $421 million and $(296) million as of December 31, 2012 and 2011, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(in millions)	2012	2011	2010

Statutory net gain (loss) from operations(1)	$2,189	$(475)	$1,200
Statutory net income (loss)(1)	1,976	(599)	1,112
Statutory capital and surplus	3,113	2,681	3,735

(1)	Statutory net gain (loss) from operations and statutory net income (loss) are significantly impacted by changes in reserves for variable annuity guaranteed benefits, however these impacts are substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

16.	DERIVATIVES AND HEDGING ACTIVITIES
Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheet is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement.

RiverSource Life Insurance Company

The following table presents the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral:

	December 31, 2012		December 31, 2011

	Net Derivative	Net Derivative	Net Derivative	Net Derivative
(in millions)	Assets	Liabilities	Assets	Liabilities

Fair value of OTC derivatives after application of master netting agreements	$646	$603	$861	$129
Cash collateral on OTC derivatives	(262)	(67)	(613)	(26)

Fair value of OTC derivatives after application of master netting agreements and cash collateral	384	536	248	103
Securities collateral on OTC derivatives	(355)	(532)	(186)	(95)

Fair value of OTC derivatives after application of master netting agreements and cash and securities collateral	29	4	62	8
Fair value of exchange-traded derivatives	96	—	155	—

Total fair value of derivatives after application of master netting agreements and cash and securities collateral	$125	$4	$217	$8

In April 2012, the Financial Stability Oversight Council approved the final rule and interpretive guidance that provides the framework it will follow to determine if a nonbank financial company is a Systemically Important Financial Institution.

The framework includes a three-stage process to help narrow down the pool of nonbank financial companies for review and possible designation. Stage 1 criteria include having at least $50 billion in assets and meeting one of five additional quantitative measures. One of the five thresholds is $3.5 billion of derivative liabilities after considering the effects of master netting arrangements and cash collateral held with the same counterparty. The following table presents the Company’s derivative liabilities as defined by the rule:

	December 31,
(in millions)	2012	2011

Fair value of OTC derivative liabilities after application of master netting agreements and cash collateral	$536	$103
Fair value of embedded derivative liabilities	880	1,590

Fair value of derivative liabilities after application of master netting agreements and cash collateral	$1,416	$1,693

The Company currently uses derivatives as economic hedges and accounting hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

		Asset			Liability
Derivatives not designated	Balance Sheet	December 31,		Balance Sheet	December 31,
as hedging instruments	Location	2012	2011	Location	2012	2011

		(in millions)			(in millions)
GMWB and GMAB
Interest rate contracts	Other assets	$2,191	$1,801	Other liabilities	$1,486	$1,198
Equity contracts	Other assets	1,215	1,314	Other liabilities	1,792	1,031
Credit contracts	Other assets	—	1	Other liabilities	—	—
Foreign currency contracts	Other assets	6	7	Other liabilities	—	10
Embedded derivatives(1)	Not applicable	—	—	Future policy benefits	833	1,585

Total GMWB and GMAB		3,412	3,123		4,111	3,824

Other derivatives:
Equity
EIA embedded derivatives	Not applicable	—	—	Future policy benefits	2	2
IUL	Other assets	6	1	Other liabilities	1	—
IUL embedded derivatives	Not applicable	—	—	Future policy benefits	45	3

Total other		6	1		48	5

Total derivatives		$3,418	$3,124		$4,159	$3,829

(1)	The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

RiverSource Life Insurance Company

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Consolidated Statements of Income for the years ended December 31:

		Amount of Gain (Loss) on
Derivatives not designated	Location of Gain (Loss) on	Derivatives Recognized in Income
as hedging instruments	Derivatives Recognized in Income	2012	2011	2010

		(in millions)
GMWB and GMAB
Interest rate contracts	Benefits, claims, losses and settlement expenses	$17	$709	$95
Equity contracts	Benefits, claims, losses and settlement expenses	(1,218)	326	(370)
Credit contracts	Benefits, claims, losses and settlement expenses	(2)	(12)	(44)
Foreign currency contracts	Benefits, claims, losses and settlement expenses	(1)	(2)	—
Embedded derivatives(1)	Benefits, claims, losses and settlement expenses	752	(1,165)	(121)

Total GMWB and GMAB		(452)	(144)	(440)

Other derivatives:
Interest rate
Tax hedge	Net investment income	1	—	—
Equity
GMDB	Benefits, claims, losses and settlement expenses	—	—	(4)
EIA	Interest credited to fixed accounts	1	(1)	2
EIA embedded derivatives	Interest credited to fixed accounts	1	1	7
IUL	Interest credited to fixed accounts	1	1	—
IUL embedded derivatives	Interest credited to fixed accounts	(4)	(3)	—

Total other		—	(2)	5

Total derivatives		$(452)	$(146)	$(435)

(1)	The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate and credit risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company economically hedges the exposure related to non-life contingent GMWB and GMAB provisions primarily using various futures, options, interest rate swaptions, interest rate swaps, total return swaps, variance swaps and credit default swaps. At December 31, 2012 and 2011, the gross notional amount of derivative contracts for the Company’s GMWB and GMAB provisions was $142.1 billion and $104.7 billion, respectively.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract. The following is a summary of the payments the Company is scheduled to make and receive for these options:

(in millions)	Premiums Payable	Premiums Receivable

2013	$373	$57
2014	348	55
2015	320	54
2016	289	46
2017	238	41
2018-2027	785	104

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

EIA and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to EIA and IUL products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts. The gross notional amount of EIA derivative contracts was $10 million and $25 million at December 31, 2012 and 2011, respectively. The gross notional amount of IUL derivative contracts was $200 million and $12 million at December 31, 2012 and 2011, respectively.

RiverSource Life Insurance Company

Embedded Derivatives
Certain annuities contain GMAB and non-life contingent GMWB provisions, which are considered embedded derivatives. In addition, the equity component of the EIA and IUL product obligations are also considered embedded derivatives. These embedded derivatives are bifurcated from their host contracts and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

Cash Flow Hedges
The Company has amounts classified in accumulated other comprehensive income related to gains and losses associated with the effective portion of previously designated cash flow hedges. The Company reclassifies these amounts into income as the forecasted transactions impact earnings. During the years ended December 31, 2012 and 2011, the Company held no derivatives that were designated as cash flow hedges.

At December 31, 2012, the Company expects to reclassify $6 million of deferred loss on derivative instruments from accumulated other comprehensive income to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. During the years ended December 31, 2012 and 2011, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2012, 2011 and 2010, the amount recognized in earnings on cash flow hedges due to ineffectiveness was $1 million, nil and nil, respectively.

The following table presents a rollforward of unrealized derivative losses related to cash flow hedges included in accumulated other comprehensive income:

(in millions)	2012	2011	2010

Net unrealized derivative losses at January 1	$(26)	$(30)	$(34)
Reclassification of realized losses(1)	7	6	6
Income tax benefit	(2)	(2)	(2)

Net unrealized derivative losses at December 31	$(21)	$(26)	$(30)

(1)	Loss reclassified from accumulated other comprehensive income to net investment income on the Consolidated Statements of Income.

Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is six years and relates to interest credited on forecasted fixed premium product sales.

Credit Risk
Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. As of December 31, 2012 and 2011, the Company held $262 million and $635 million, respectively, in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral the Company is obligated to return to counterparties. As of December 31, 2012 and 2011, the Company had accepted additional collateral consisting of various securities with a fair value of $387 million and $186 million, respectively, which are not reflected on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, the Company’s maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $29 million and $61 million, respectively.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. At December 31, 2012 and 2011, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $364 million and $106 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2012 and 2011 was $360 million and $98 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position at December 31, 2012 and 2011 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $4 million and $8 million, respectively.

RiverSource Life Insurance Company

17.	INCOME TAXES
The Company retrospectively adopted a new accounting standard for DAC in the first quarter of 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted. Prior period disclosures presented below have been retrospectively adjusted for the new accounting standard.

In 2012, the Company made a correction to tax expense primarily attributable to prior periods. Management has determined that the effect of this correction is not material to the Consolidated Financial Statements for all current and prior periods presented. See Note 1 for additional information on this correction.

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The components of income tax provision were as follows:

	Years Ended December 31,
(in millions)	2012	2011	2010

Current income tax:
Federal	$197	$137	$(167)
State	7	3	3

Total current income tax	204	140	(164)

Deferred income tax:
Federal	(38)	51	360
State	(2)	(1)	(1)

Total deferred income tax	(40)	50	359

Total income tax provision	$164	$190	$195

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

	Years Ended December 31,
	2012	2011	2010

Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Tax-exempt interest and dividend income	(9.7)	(12.6)	(7.8)
State taxes, net of federal benefit	0.4	0.1	0.1
Low income housing credit	(4.7)	(1.6)	(1.6)
Foreign tax credit, net of addback	(0.5)	(1.6)	(1.4)
Taxes applicable to prior years	(2.5)	—	(2.2)
Other, net	2.1	(0.5)	—

Income tax provision	20.1%	18.8%	22.1%

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction, foreign tax credits and low income housing credits. The change in the effective tax rate for the year ended December 31, 2012 is primarily due to a $32 million out-of-period correction of tax related to securities lending activities partially offset by increased low income housing tax credits. See Note 1 for additional information on the out-of-period correction.

RiverSource Life Insurance Company

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company’s deferred income tax assets and liabilities are reflected in the following table:

	December 31,
(in millions)	2012	2011

Deferred income tax assets:
Liabilities for future policy benefits	$1,295	$1,589
Investment related	161	—
Capital loss and tax credit carryforwards	5	30
State net operating losses	5	4

Gross deferred income tax assets	1,466	1,623
Less: valuation allowance	(5)	(4)

Total deferred income tax assets	1,461	1,619

Deferred income tax liabilities:
Deferred acquisition costs	677	639
Net unrealized gains on Available-for-Sale securities	676	501
Investment related	—	190
Deferred sales inducement costs	142	180
Other	29	49

Gross deferred income tax liabilities	1,524	1,559

Net deferred income tax assets (liabilities)	$(63)	$60

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(in millions)	2012	2011	2010

Balance at January 1	$134	$83	$(77)
Additions (reductions) based on tax positions related to the current year	1	(1)	—
Additions for tax positions of prior years	19	79	322
Reductions for tax positions of prior years	(77)	(7)	(196)
Settlements	(12)	(20)	34

Balance at December 31	$65	$134	$83

The significant decrease in the amount of gross unrecognized tax benefits is a result of reaching an agreement with the Internal Revenue Service (“IRS”) on the treatment of certain items under audit. If recognized, approximately $8 million, $12 million and $39 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2012, 2011 and 2010, respectively, would affect the effective tax rate.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a reduction of $3 million, an increase of $57 million and a reduction of $8 million in interest and penalties for the years ended December 31, 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, the Company had a payable of $30 million and $33 million, respectively, related to accrued interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $63 million in the next 12 months.

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The IRS had previously completed its field examination of the 1997 through 2007 tax returns in recent years. However, for federal income tax purposes, these years except for 2007, continue to remain open as a consequence of certain issues under appeal. The IRS is in the process of completing the audit of the Company’s income tax returns for 2008 and 2009 and began auditing 2010 and 2011 in the fourth quarter of 2012. The Company or certain of its subsidiaries’ state income tax returns are currently under examination by various jurisdictions for years ranging from 1997 through 2009 and remain open for the years after 2009.

It is possible there will be corporate tax reform in the next few years. While impossible to predict, corporate tax reform is likely to include a reduction in the corporate tax rate coupled with reductions in tax preferred items. Any changes could have a material impact on the Company’s income tax expense and deferred tax balances.

RiverSource Life Insurance Company

The items comprising other comprehensive income are presented net of the following income tax provision (benefit) amounts:

	Years Ended December 31,
(in millions)	2012	2011	2010

Net unrealized securities gains	$161	$89	$181
Net unrealized derivative losses	(2)	(2)	(2)

Net income tax provision	$159	$87	$179

18.	COMMITMENTS AND CONTINGENCIES
At December 31, 2012 and 2011, the Company had no material commitments to purchase investments other than mortgage loan fundings. See Note 6 for additional information.

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2012, these guarantees range up to 5.0%.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, the Company is responding to regulatory audits, market conduct examinations and other inquires (including inquiries from the States of Minnesota and New York and a multistate insurance department examination). The Company has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The Company is required by law to be a member of the guaranty fund association in every state where it is licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. Uncertainty and volatility in the U.S. economy and financial markets in recent years have weakened the financial condition of numerous insurers, including insurers currently in receiverships, increasing the risk of triggering guaranty fund assessments.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

Executive Life Insurance Company of New York (“ELNY”) was placed into rehabilitation by a New York state court in 1991. On April 16, 2012, the court issued an order converting the rehabilitation into a liquidation proceeding under a plan submitted by the New York insurance regulator with support from NOLHGA and the industry.

During the second quarter of 2012, the Company established a liability for estimated guaranty fund assessments and a related premium tax asset, primarily associated with ELNY. At December 31, 2012, the estimated liability was $26 million and the related premium tax asset was $19 million. The expected period over which the assessments will be made and the related tax credits recovered is not known. At December 31, 2011, the net liability was not considered material.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
© 2008-2013 RiverSource Life Insurance Company. All rights reserved.
S-6482 V (4/13)